             [GRAPHIC CONTAINING TEXT: "OLD MARKET", "NEW MARKET"]


               [GRAPHIC CONTAINING CELL PHONE, COMPUTER MONITOR,
                  NEWSPAPER, STETHOSCOPE, AND BUILDING FRONT]


                               [GRAPHIC OF APPLE]


                               2000 ANNUAL REPORT

                                   ICON FUNDS

                                   ICON FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS                                        6
DOMESTIC FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS                                       33
SHORT-TERM FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS                                       35
INTERNATIONAL FUNDS

FINANCIAL STATEMENTS                                                     48

FINANCIAL HIGHLIGHTS                                                     56

NOTES TO FINANCIAL STATEMENTS                                            62

Serving as Advisor for the ICON Funds is Meridian Investment Management Corporation, referenced in this report as the "Advisor."

ICON FUNDS     2000 ANNUAL REPORT

OLD MARKET -- NEW MARKET

DEAR ICON FUNDS SHAREHOLDERS AND ADVISORS:

In last spring's semi-annual report, my letter (written in March), conveyed the belief that the old market had ended and a new one had begun. The old market was based on generally accepted views regarding the Federal Reserve and the economy and featured extremely narrow leadership in the Technology and Biotechnology industries.

I predicted the new market would see a change in sector and industry leadership. I anticipated this new market would look different than the old market and I stated that the new market would baffle investors clinging to former winners.

In late 1999, the Federal Reserve resumed its tighter monetary policy by raising interest rates in small quarter-point increments. As the economy remained strong, investors came to believe a certain scenario would continue into the foreseeable

[PHOTO OF CRAIG T. CALLAHAN]
CRAIG T. CALLAHAN, D.B.A. TRUSTEE,
CHIEF INVESTMENT OFFICER OF THE ADVISOR

ICON FUNDS     LETTER TO SHAREHOLDERS AND ADVISORS

future, that the Federal Reserve would continue tightening, and that interest rates would continue rising without slowing the economy. With those beliefs they collectively gravitated to stocks with extremely high growth potential hoping only those could be immune to the rising interest rates. Most other stocks were abandoned, despite healthy earnings.

A new market has emerged as can be seen by comparing the top ten industry indexes for two periods: June 30, 1999 to March 31, 2000; and March 31, 2000 to September 30, 2000. Industry leadership for the final nine months of the old market was concentrated in Technology, Telecommunications, and Biotechnology. The returns were extreme. In the market of the past six months, however, only one Technology industry made the top ten, while three Healthcare-related industries ranked near the top. Consumer Finance and Savings & Loan Industries from the Financial sector are in the top ten, with two more industries from that sector in the second ten (not shown).


                                   [CHART]

        [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                               INDUSTRY LEADERSHIP
                                6/30/99 - 3/31/00
Telecommunications (cellular & wireless)      149%
Equipment Semiconductors                      147%
Computer Networking                           145%
Electronic Instruments                        139%
Electronic Semiconductors                     129%
Computer Peripherals                          104%
Biotechnology                                  89%
Communications Equipment                       56%
Computer Software                              46%
Power Producers                                44%
S&P 1500 Index                                 10%


Data Source: Bloomberg.

ICON FUNDS     2000 ANNUAL REPORT


                                   [CHART]

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                               INDUSTRY LEADERSHIP
                                3/31/00 - 9/30/00
Power Producers                       87%
Drugs (Generic)                       65%
Aerospace/Defense                     56%
Hospital Management                   50%
Distributors (Food & Health)          50%
Consumer Finance                      49%
Savings & Loan                        43%
Computer Peripherals                  42%
Tobacco                               41%
Gaming & Lottery                      40%
S&P 1500 Index                        -3%


Data Source: Bloomberg.

Generally, the industries leading the way in this new market share a common theme. They were extremely out-of-favor last year when rising interest rates and rapid economic growth were prevalent. They are now springing back as investors are witnessing flat to declining interest rates and gradually accepting that the tightening by the Fed is getting results.

A primary strength of Meridian, the adviser to the ICON Funds, is determining intrinsic value for stocks. This should not be confused with simple P/E or Price to Book Value approaches, but instead is valuation. In late 1999 and early 2000 the favored market leaders were extremely overpriced relative to our estimates of intrinsic value. The out-of-favor industries were underpriced almost to the same extreme. Now, with the new market well underway, some of last year's leaders have dropped in price and are near fair value. While the new leaders have advanced in price, they are generally not yet overpriced. In summary, valuation across most industries and sectors suggests a higher market with an abundance of industries capable of participating.

ICON FUNDS     LETTER TO SHAREHOLDERS AND ADVISORS

On another topic, Standard and Poor's has worked in conjunction with the Morgan Stanley Country Indexes to create a new sector and industry classification system to cover 6,000 stocks worldwide. It involves some new sector names and many new industry names. It is an impressive system that we expect to become the standard of the investment and money-management industry. At Meridian, we have adopted it in our database. For the ICON sector mutual funds, the trustees approved sector name changes and industry classifications to more closely fit this new system. There are nine sector funds corresponding to nine sectors with 123 industries assigned to those sectors.

There is a new addition to the ICON family of mutual funds. The ICON Fund opened October 12, 2000. It is a diversified U.S. equity fund with capital appreciation as its objective. Please see a prospectus for more information, including charges and expenses.


/s/ Craig T. Callahan

Craig T. Callahan, D.B.A

Trustee, Chief Investment Officer of the Advisor

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS


[GRAPHIC OF I-BEAM]

MATERIALS
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Materials Fund (the "Fund"), formerly known as the ICON Basic Materials Fund, opened on May 5, 1997. For the one-year ended September 30, 2000, the Fund depreciated 11.22%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has depreciated 32.41%. The S&P SuperComposite 1500 Index returned 81.64% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Materials Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Materials Fund has seen a considerable amount of activity in the last twelve months. New industry positions have been added while other industry positions have been sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Gold/Precious Metals Mining and Steel industries were sold during the last twelve months. The new industries added to the Fund include Chemicals (Diversified) and Building Materials.

The largest industry holding in the Fund is Electrical Equipment. Stocks in this industry include C & D Technologies Inc., Artesyn Technologies, Inc., and Honeywell International, Inc. These stocks have posted solid gains since being added to the Fund in early 1999. These stocks, while not considered traditional Basic Materials issues, have added diversification and large capitalization exposure to the Fund.

The second largest industry holding is Construction. Amongst construction stocks held in the Fund are Florida Rock Industries, Inc., Southdown, Inc., and Texas Industries, Inc. Construction companies have profited from the past few years of the domestic boom in new housing.

CURRENT OUTLOOK

The Advisor sees many attractive industry opportunities within the Fund. Commodity related industries could be subject to significant volatility because of fluctuations in the underlying commodity. The Fund is currently positioned in five different industries, with more than half of its assets in non-commodity related industries. The diversification of the current positioning should mitigate wild price swings that are characteristic of commodity-related industries.

MATERIALS

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     96.3%
Top 10 Equity Holdings (% of Net Assets)     60.8%
Number of Stocks                             22
Cash Equivalents                              3.7%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Florida Rock Industries, Inc.                8.1%
C&D Technologies, Inc.                       7.8%
Southdown, Inc.                              7.1%
Englehard Corp.                              7.0%
Minerals Technologies, Inc.                  6.5%
Vulcan Materials Co.                         5.5%
Artesyn Technologies, Inc.                   4.9%
PPG Industries                               4.8%
MacDermid, Inc.                              4.6%
FMC Corp.                                    4.5%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000
Electical Equipment                          30.1%
Construction                                 24.7%
Chemicals (Specialty)                        20.1%
Chemicals (Diversified)                      19.6%
Building Materials                            1.8%

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Materials Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

MATERIALS
--------------------------------------------------------------------------------

Shares or Principal Amount                    Market Value
COMMON STOCKS 96.3%
CONSTRUCTION 24.7%
 37,100   Florida Rock,
          Industries, Inc.                    $  1,463,131
 18,000   Southdown, Inc.                        1,282,500
 23,100   Texas Industries, Inc.                   736,313
 24,800   Vulcan Materials Co.                     996,650
----------------------------------------------------------
Total Construction                               4,478,594

CHEMICALS (SPECIALTY) 20.1%
 19,700   Cambrex Corp.                            728,900
 15,400   Cytec Industries(a)                     514,937
 39,500   MacDermid, Inc.                          829,500
 25,500   Minerals Technologies, Inc.            1,173,000
 35,700   Schulman (A.), Inc.                      392,700
----------------------------------------------------------
Total Chemicals (Specialty)                      3,639,037

CHEMICALS (DIVERSIFIED) 19.6%
 78,000   Englehard Corp.                        1,267,500
 12,200   Fmc Corp.(a)                             818,163
 38,500   Penford Corp.                            596,750
 22,100   PPG Industries, Inc.                     877,093
----------------------------------------------------------
Total Chemicals (Diversified)                    3,559,506

BUILDING MATERIALS 1.8%
 22,900   Elcor Co.                                332,050

ELECTRICAL EQUIPMENT 30.1%
 22,900   A. O. Smith                              287,681
 30,700   Artesyn Technologies,
          Inc.(a)                                  894,138
 24,800   C&D Technologies, Inc.                 1,407,400
  6,800   Cooper Industries, Inc.                  239,700
 18,937   Honeywell
          International, Inc.                      674,631
 28,900   Hubbell, Inc. Class B                    724,306
 16,700   Rockwell Intl. Corp.                     505,175
 71,800   Watsco, Inc.                             738,822
----------------------------------------------------------
Total Electrical Equipment                       5,471,853

Total Common Stocks
          (Cost $18,139,549)                  $ 17,481,040
----------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 3.7%
----------------------------------------------------------
$453,642  Sara Lee Demand Note
          6.22%    1/21/01                         453,642
----------------------------------------------------------
 223,196  Wisconsin Electric Demand Note
          6.23%    12/30/00                        223,196
----------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $676,838)                          676,838
----------------------------------------------------------
Total Investments 100.0%
          (Cost $18,816,387)                    18,157,878
----------------------------------------------------------
Other Assets less Liabilities 0.0%                   4,179
----------------------------------------------------------
Net Assets 100.0%                             $ 18,162,057

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF HAND HOLDING MONEY]

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Consumer Discretionary Fund (the "Fund"), formerly known as the ICON Consumer Cyclicals Fund, opened on July 9, 1997. For the one-year ended September 30, 2000, the Fund depreciated 4.55%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has depreciated 5.51%. The S&P SuperComposite 1500 Index returned 65.47% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Consumer Discretionary Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Consumer Discretionary Fund has seen a considerable amount of activity in the last twelve months. New industry positions include Building Materials, Retail Stores (Dept Stores), Retail Stores (Food Chain) and Retail (Discounters). These investments have focused on the opportunities the Advisor believes are available within certain Consumer Discretionary oriented industries. Based on the Advisor's quantitative system which includes both valuation and relative strength, stocks in the Retail (Home Shopping), Retail (Specialty), Footwear, Services (Advertising/Mktg), Machinery (Diversified), Electrical Equipment, and Specialty Printing industries, were sold during the last twelve months.

The largest industry holding is Retail (Building Supplies). Among the stocks held in this industry are Lowes Companies and Fastenal Co. "Do-it-yourselfers" have sustained their disposable income spending at these Retail (Building Supplies) outlets.

The second largest industry holding in the Fund is Retail (Discounters). This industry has consistently maintained its large weighting in the Fund over the last twelve months. Stocks in this industry include 99 Cents Only Stores, Dollar General Corp., and Dollar Tree Stores, Inc., among others. These stocks have shown a considerably strong performance in the last twelve months. However, fear of inflation and its potential impact on the low-income families who are demographically the major customers of thrift stores has created a negative environment toward this industry.

CURRENT OUTLOOK

The Advisor sees several attractive industry opportunities within the Fund. Currently the Fund is positioned in two major areas: Retail and Capital Goods. This sector has been out of favor during the twelve months period but we believe that will change soon. The Advisor's valuation and relative strength selection criteria suggest that the Fund is positioned correctly for the next market move. The Fund's broad industry composition should mitigate some of the risks that are characteristic of many sector funds.

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------

---------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     98.8%
Top 10 Equity Holdings (% of Net Assets)     63.5%
Number of Stocks                             24
Cash Equivalents                             1.3%

---------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Fastenal Co.                                 11.1%
Lowes Companies                               9.1%
Quicksilver, Inc.                             7.2%
Jones Apparel Group                           6.5%
Teleflex, Inc.                                6.4%
99 Cents Only Stores                          5.8%
Family Dollar Stores                          5.1%
Dollar Tree Stores, Inc.                      4.6%
Hughes Supply, Inc.                           4.1%
Elcor Co.                                     3.6%

---------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000
Retail (Building Supplies)                   24.4%
Retail (Discounters)                         20.7%
Textiles (Apparel)                           18.7%
Manufacturing (Specialized)                  12.9%
Retail Stores (Dept Stores)                   7.6%
Retail Stores (Food Chains)                   5.7%
Building Materials                            3.6%
Retail Specialty (Apparel)                    3.1%
Manufacturing (Diversified)                   2.1%
---------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Consumer Discretionary Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------

Shares or Principal Amount                    Market Value


COMMON STOCKS 98.8%
BUILDING MATERIALS 3.6%
101,300   Elcor, Co.                          $  1,468,850
RETAIL SPECIALTY (APPAREL) 3.1%
 66,900   Pacific Sunwear Of California(a)       1,254,375
RETAIL STORES (DEPT. STORES) 7.6%
 55,500   Federated Dept. Stores, Inc.(a)        1,449,938
 71,200   May Dept. Stores, Inc.                 1,459,600
 14,500   Nordstrom, Inc.                          225,656
----------------------------------------------------------
Total Retail Stores (Dept. Stores)               3,135,194

RETAIL STORES (FOOD CHAINS) 5.7%
 97,600   Ruddick Corp.(a)                       1,354,200
 20,700   Safeway, Inc.(a)                         966,431
----------------------------------------------------------
Total Retail Stores (Food Chains)                2,320,631

RETAIL (DISCOUNTERS) 20.7%
 47,500   99 Cents Only Stores(a)                2,383,906
 71,500   Dollar General Corp.                   1,197,625
 46,650   Dollar Tree Stores, Inc.(a)            1,892,241
108,200   Family Dollar Stores                   2,082,850
 63,800   Ross Stores, Inc.(a)                     917,125
----------------------------------------------------------
Total Retail (Discounters)                       8,473,747

RETAIL (BUILDING SUPPLIES) 24.4%
 78,900   Fastenal Co.                           4,546,613
 86,300   Hughes Supply, Inc.                    1,693,206
 83,100   Lowes Companies                        3,729,112
----------------------------------------------------------
Total Retail (Building Supplies)                 9,968,931

TEXTILES (APPAREL) 18.7%
 99,800   Jones Apparel Group(a)              $  2,644,700
113,100   Nautica Enterprises, Inc.(a)           1,463,231
153,900   Quicksilver, Inc.                      2,962,575
 23,100   VF Corp                                  570,282
----------------------------------------------------------
Total Textiles (Apparel)                         7,640,788

MANUFACTURING (DIVERSIFIED) 2.1%
 25,100   Parker Hannifin(a)                       847,125

MANUFACTURING (SPECIALIZED) 12.9%
110,300   Astec Industries, Inc.(a)              1,206,406
 29,500   Diebold                                  783,594
 33,500   Pall Corp                                667,906
 76,600   Teleflex, Inc.                         2,633,125
----------------------------------------------------------
Total Manufacturing (Specialized)                5,291,031

Total Common Stocks
          (Cost $44,845,051)                    40,400,672

SHORT-TERM COMMERCIAL NOTES 1.3%
----------------------------------------------------------
$276,110  Wisconsin Electric Demand Note
          6.23%    12/30/00                        276,110
----------------------------------------------------------
259,586   Sara Lee Demand Note
          6.22%    1/21/01                         259,586
----------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $535,696)                          535,696
----------------------------------------------------------
Total Investments 100.1%
          (Cost $45,380,747)                    40,936,368
----------------------------------------------------------
Liabilities less other Assets (.1%)                (42,181)
----------------------------------------------------------
Net Assets 100.0%                             $ 40,894,187

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

[GRAPHIC OF OIL WELL]

ENERGY

PERFORMANCE

The ICON Energy Fund (the "Fund") opened on November 5, 1997. For the one-year ended September 30, 2000, the Fund appreciated 65.29%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 33.59%. The S&P SuperComposite 1500 Index returned 56.94% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Energy Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investor who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election and the impact of rising oil prices. Middle East tensions have added to the market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Energy Fund has maintained its same industry composition during the last twelve months except for the addition of the Oil & Gas (Refining & Marketing) industry. The Advisor's quantitative system, which includes both valuation and relative strength, has dictated holding Oil (Domestic Integrated), Oil (Drilling & Equipment), and Oil (Exploration/Production) stocks. Relative to other industries in the Energy sector, these industries generally are smaller cap and experience more price fluctuation. Of these industries, the Advisor remains the most bullish on the Oil (Refining & Marketing) industry.

The largest industry holding in the Fund is Oil (Drilling & Equipment). Stocks in this industry include Seitel Inc., Seacor Smit, Inc., and Tidewater, Inc. Seitel, which is the largest stock in the industry, has been a strong performer. As previously mentioned, Oil (Drilling & Equipment) stocks fluctuate considerably because of movements in the price of oil. In the last six months, these stocks have benefited from the high crude oil prices and the increase in demand for oil.

The second largest industry holding is Oil (Domestic Integrated). Among stocks held in this industry are USX-Marathon, Occidental Petroleum, and Pennzoil-Quaker State, Co. The Energy sector has had an enormous return in the most recent annual period. The Advisor expects that the share price increases in this sector will continue. However, not at the accelerated speed that we have experienced in the past twelve months.

CURRENT OUTLOOK

Based on our valuation system results, the Advisor sees the Oil (Refining & Marketing) industry group, as the one that will experience the most upside. The Advisor does not speculate on the future direction of energy prices; however, we do not expect the return of low prices that was experienced in 1998 and early 1999. The Advisor's quantitative investment strategies continue to show that the fundamental values of the stocks comprising the ICON Energy Fund are still intact.

ENERGY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     86.6%
Top 10 Equity Holdings (% of Net Assets)     54.3%
Number of Stocks                             24
Cash Equivalents                             11.5%

-------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
USX-Marathon                                 7.6%
Seitel, Inc.                                 7.5%
Ultramar Diamond Shamrock                    7.1%
Seacor Smit, Inc.                            6.5%
Tidewater, Inc.                              4.8%
Occidental Petroleum                         4.5%
Murphy Oil Corp.                             4.3%
Offshore Logistics, Inc.                     4.2%
Ashland, Inc.                                4.0%
Helmerich & Payne, Inc.                      3.8%

-------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000
Oil & Gas (Drilling & Equip.)                36.9%
Oil (Domestic Integrated)                    19.3%
Oil & Gas (Exploration/Prod.)                16.1%
Oil & Gas (Refining & Mktg.)                 14.3%

                             PERFORMANCE OVERVIEW*

  [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND PERFORMANCE FOR
                     ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON Energy Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

  The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

ENERGY
--------------------------------------------------------------------------------

Shares or Principal Amount                   Market Value
COMMON STOCKS 86.6%
OIL & GAS (REFINING & MKTG.) 14.3%
 53,200   Ashland, Inc.                      $   1,792,175
 53,600   Sunoco, Inc.                           1,443,850
123,200   Ultramar Diamond
          Shamrock                               3,126,200
--------------------------------------------------------------------------------
Total Oil & Gas (Refining & Mktg.)               6,362,225

OIL & GAS (DRILLING & EQUIP.) 36.9%
 20,000   Global Marine, Inc.(a)                   617,500
 47,000   Helmerich & Payne, Inc.                1,697,875
 38,200   Input/Output, Inc.(a)                    367,675
 82,000   Oceaneering
          International(a)                       1,363,250
103,300   Offshore Logistics, Inc.(a)            1,846,488
 19,500   Pride International, Inc.(a)             516,750
 61,500   Seacor Smit, Inc.(a)                   2,867,438
229,500   Seitel, Inc.(a)                        3,299,063
 46,200   Tidewater, Inc.                        2,102,100
 28,104   Transocean Sedco
          Forex, Inc.(a)                         1,647,596
--------------------------------------------------------------------------------
Total Oil & Gas (Drilling & Equip.)             16,325,735

OIL (DOMESTIC INTEGRATED) 19.3%
 31,900   Conoco, Inc. Class B                     859,306
 91,900   Occidental Petroleum                   2,004,569
147,200   Pennzoil-Quaker State Co.              1,545,600
 21,600   Unocal Corp.                             765,450
118,500   USX-Marathon                           3,362,438
--------------------------------------------------------------------------------
Total Oil (Domestic Integrated)                  8,537,363

OIL & GAS (EXPLORATION/PROD.) 16.1%
 60,300   Cabot Oil & Gas Corp.                  1,228,613
 23,394   Kerr-Mcgee Co.                         1,549,853
 29,500   Murphy Oil Corp.                       1,911,969
 19,400   Noble Affiliates                         720,224
 64,400   Remington Oil &
          Gas Corp.(a)                             672,174
 45,200   Vintage Petroleum, Inc.                1,028,300
--------------------------------------------------------------------------------
Total Oil & Gas (Exploration/Prod.)              7,111,133

Total Common Stocks
          (Cost $33,624,069)                   $38,336,456
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.5%
--------------------------------------------------------------------------------
$1,015,000         US Treasury Bill
                   12/28/00                      1,000,160
--------------------------------------------------------------------------------
1,378,641 American Family Demand Note
          6.23%    12/1/00                       1,378,641
--------------------------------------------------------------------------------
1,503,075 Sara Lee Demand Note
          6.22%    1/21/01                       1,503,075
--------------------------------------------------------------------------------
1,238,730 Wisconsin Electric Demand Note
          6.23%    12/30/00                      1,238,730
--------------------------------------------------------------------------------
Total Short-Term Instruments
          (Cost $5,120,606)                      5,120,606
--------------------------------------------------------------------------------
Total Investments 98.1%
          (Cost $38,744,675)                    43,457,062
--------------------------------------------------------------------------------
Other Assets less Liabilities 1.9%                 836,903
--------------------------------------------------------------------------------
Net Assets 100.0%                              $44,293,965

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
[GRAPHIC OF NUMBER ONE AND LEAVES]

FINANCIAL

PERFORMANCE

The ICON Financial Fund (the "Fund"), formerly known as the ICON Financial Services Fund, opened on July 1, 1997. For the one-year ended September 30, 2000, the Fund appreciated 38.14%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 43.07%. The S&P SuperComposite 1500 Index returned 68.57% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Financial Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Financial Fund has seen considerable change to its holdings over the duration of the last twelve months. The Insurance (Property/Casualty) industry was sold because it no longer met the standards of the Advisor's quantitative system. Six new industries were added to the Fund. These industries include Investment Banking/Brokerage, Saving & Loan Companies, Banks (Regional), Banks (Major Regional), Insurance (Life/Health), and Investment Management.

The largest industry holding in the Fund is Banks (Major Regional). Stocks in this industry include Southtrust, Corp., BB&T Corp., Fleet Boston Financial Corp., U.S. BanCorp, and Wells Fargo Co. Although rising interest rates have had a negative impact on these stocks, valuations in the industry remain favorable.

The second largest industry holding is Saving & Loan Companies. Stocks held in the Fund include Anchor Bancorp Wisconsin, Inc., Charter One Financial, Inc., and Downey Financial Corp.

CURRENT OUTLOOK

The Advisor sees select opportunities for the ICON Financial Fund. As we indicated six months ago, the financial sector has been undervalued and since that time we have experienced a significant run upward in this sector. Financial Services may very well continue to lead the next leg of the bull market. Based on their current valuation and relative strength characteristics, financial stocks are poised to continue their considerable gains. The Fund holdings are very well diversified and include stocks in nine different industries.

FINANCIAL
-------------------------------------------------------------------------------

PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     97.3%
Top 10 Equity Holdings (% of Net Assets)     51.0%
Number of Stocks                             32
Cash Equivalents                             2.0%

-------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Downey Financial, Corp.                      7.4%
AmeriCredit, Corp.                           6.2%
Charter One Financial, Inc.                  5.5%
National Commerce Bancorp                    5.5%
Southtrust Corp.                             5.1%
Delphi Financial Group, Inc.                 4.9%
Protective Life Corp.                        4.5%
U.S. BanCorp                                 4.1%
Anchor Bancorp Wisconsin, Inc.               3.9%
Bear Stearns Companies, Inc.                 3.9%

-------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000
Banks (Major Regional)                       19.0%
Savings & Loan Companies                     16.8%
Insurance (Life/Health)                      13.0%
Banks (Regional)                             12.1%
Consumer Finance                             10.9%
Investment Banking/Brokerage                  9.8%
Investment Management                         7.4%
Financial (Diversified)                       5.5%
Banks (Money Center)                          2.8%

-------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*

  [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND PERFORMANCE FOR
                     ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON Financial Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

  The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
     SEPTEMBER 30, 2000

FINANCIAL
--------------------------------------------------------------------------------

Shares or Principal Amount                   Market Value
COMMON STOCKS 97.3%
INVESTMENT BANKING/BROKERAGE 9.8%
 62,300   Bear Stearns
          Companies, Inc.                    $   3,924,900
 62,300   Edwards (AG)                           3,259,069
 17,600   Lehman Brothers
          Holdings                               2,600,400
--------------------------------------------------------------------------------
Total Investment Banking/Brokerage               9,784,369

SAVINGS & LOAN COMPANIES 16.8%
250,400   Anchor Bancorp
          Wisconsin, Inc.                        3,928,150
226,275   Charter One Financial, Inc.            5,515,453
189,000   Downey Financial Corp.                 7,465,500
--------------------------------------------------------------------------------
Total Savings & Loan Companies                  16,909,103

BANKS (REGIONAL) 12.1%
 73,600   Centura Banks, Inc.                    2,819,800
 42,800   Firstmerit Corp.                         981,725
275,520   National Commerce
          Bancorp                                5,493,180
 98,490   Old Kent Financial Corp.               2,850,054
--------------------------------------------------------------------------------
Total Banks (Regional)                          12,144,759

BANKS (MAJOR REGIONAL) 19.0%
107,200   BB&T Corp.                             3,229,400
 82,900   Fleet Boston Financial Corp.           3,233,100
163,700   Southtrust Corp.                       5,146,319
179,300   U.S. BanCorp                           4,079,075
 74,400   Wells Fargo Co.                        3,417,750
--------------------------------------------------------------------------------
Total Banks (Major Regional)                    19,105,644

BANKS (MONEY CENTER) 2.8%
 55,250   Chase Manhattan                        2,551,859
  1,600   Morgan (J.P.) & Co, Inc.                 261,400
--------------------------------------------------------------------------------
Total Banks (Money Center)                       2,813,259

CONSUMER FINANCE 10.9%
215,100   AmeriCredit Corp.(a)                   6,197,569
 27,800   Capital One Financial Corp.            1,947,738
 14,750   MBNA Corp.                               567,874
 17,600   Providian Financial Corp.              2,235,200
--------------------------------------------------------------------------------
Total Consumer Finance                          10,948,381

COMMON STOCKS - CONTINUED

INSURANCE (LIFE/HEALTH) 13.0%
120,900   Delphi Financial
          Group, Inc.(a)                     $   4,896,450
 53,600   Jefferson-Pilot Corp.                  3,638,100
150,000   Protective Life Corp.                  4,481,250
--------------------------------------------------------------------------------
Total Insurance (Life/Health)                   13,015,800

FINANCIAL (DIVERSIFIED) 5.5%
  3,200   American General Corp.                   249,600
  8,300   Citigroup, Inc.                          448,719
  3,000   Fannie Mae                               214,500
  3,600   Fed Home Loan Mtg. Corp.                 194,625
 52,800   SEI Investments Co.                    3,735,600
 15,000   USA Education, Inc.                      722,812
--------------------------------------------------------------------------------
Total Financial (Diversified)                    5,565,856

INVESTMENT MANAGEMENT 7.4%
 72,300   Alliance Capital
          Mgmt. Holding LP                       3,624,038
 81,900   T. Rowe Price Associates               3,844,181
--------------------------------------------------------------------------------
Total Investment Management                      7,468,219

Total Common Stocks
          (Cost $79,701,763)                    97,755,390
--------------------------------------------------------------------------------

SHORT-TERM COMMERCIAL NOTES 2.0%
--------------------------------------------------------------------------------
$1,721,743         Sara Lee Demand Note
          6.22%    1/21/01                       1,721,743
--------------------------------------------------------------------------------
225,129   American Family Demand Note
          6.23%    12/01/00                        225,129
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $1,946,872)                      1,946,872
--------------------------------------------------------------------------------
Total Investments 99.3%
          (Cost $81,648,635)                    99,702,262
--------------------------------------------------------------------------------
Other Assets less Liabilities .7%                  701,524
--------------------------------------------------------------------------------
Net Assets 100.0%                             $100,403,786

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF CADUCEUS]

HEALTHCARE
--------------------------------------------------------------------------------

PERFORMANCE

The ICON Healthcare Fund (the "Fund") opened on February 24, 1997. For the one-year ended September 30, 2000, the Fund appreciated 55.35%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 79.76%. The S&P SuperComposite 1500 Index returned 86.28% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Healthcare Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Healthcare Fund has seen a considerable amount of activity in the past twelve months. Four new industry positions were added and one industry position was sold. The one industry sold during this period was the Healthcare (Long-Term
Care) position. The new industries added to the Fund were Healthcare (Hospital Management), Healthcare (Special Services), Biotechnology, and Distributors (Food & Health) which all offer good growth potential without excessive valuations.

The largest industry holding in the Fund is Healthcare (Managed Care). Stocks in this industry include Express Scripts, Inc., Wellpoint Health Networks, and Aetna Life and Casualty, Co. These companies offer very attractive growth potential at a reasonable price. Some of these stocks have posted considerably positive results and the Advisor is still bullish of the prospects within this industry.

The second largest industry holding is Healthcare (Medical Products/Supplies). Among the stocks held in this industry are Cooper Companies, Inc., Visix, Inc., Syborn International Corp., and Acuson, Corp. The Advisor is very optimistic towards this industry.

CURRENT OUTLOOK

The Advisor has focused on industries that offer good growth prospects at reasonable prices. One of the industries which has been a stellar performer is the Healthcare (Drugs) industry. The Advisor added these positions when it was fairly undervalued and this industry has had an exceptional run in the past twelve months. The Fund is well diversified and has holdings in seven different industries.

HEALTHCARE

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                             SEPTEMBER 30, 2000
Equities                                      97.9%
Top 10 Equity Holdings (% of Net Assets)      52.3%
Number of Stocks                              27
Cash Equivalents                               2.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        SEPTEMBER 30, 2000
Express Scripts, Inc.                         7.5%
Alpharma, Inc. Class A                        6.4%
Watson Pharmaceuticals, Inc.                  5.8%
Cardinal Health, Inc.                         5.4%
Cooper Companies, Inc.                        5.2%
Wellpoint Health Networks                     4.8%
Acuson Corp.                                  4.5%
Orthodontic Centers of America, Inc.          4.4%
Sybron International Corp.                    4.2%
Barr Laboratories, Inc.                       4.1%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                SEPTEMBER 30, 2000
Healthcare (Managed Care)                     26.2%
Healthcare (Med. Prods./Supplies)             24.4%
Healthcare (Drugs)                            24.2%
Healthcare (Special Serv.)                    12.4%
Distributors (Food & Health)                   5.4%
Healthcare (Hospital Mgmt.)                    2.8%
Biotechnology                                  2.5%
--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Healthcare Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

HEALTHCARE
----------------------------------------------------------

Shares or Principal Amount                    Market Value
COMMON STOCKS 97.9%
DISTRIBUTORS (FOOD & HEALTH) 5.4%
 30,000   Cardinal Health, Inc.               $  2,645,625

HEALTHCARE (DRUGS) 24.2%
 51,300   Alpharma, Inc. Class A                 3,135,713
 30,600   Barr Laboratories, Inc.(a)             2,029,163
 42,100   ICN Pharmaceuticals, Inc.              1,399,825
 18,300   Medimmune, Inc.(a)                     1,413,675
 39,000   Mylan Laboratories                     1,050,562
 43,600   Watson Pharmaceuticals, Inc.(a)        2,828,550
----------------------------------------------------------
Total Healthcare (Drugs)                        11,857,488

HEALTHCARE (HOSPITAL MGMT.) 2.8%
 16,000   Universal Health Services(a)           1,370,000

HEALTHCARE (MANAGED CARE) 26.2%
 30,300   Aetna Life and Casualty Co.            1,759,294
 51,000   Express Scripts, Inc.(a)               3,684,750
 41,900   First Health Group Corp.(a)            1,351,275
 62,100   Foundation Health
          Systems, Inc. Class A(a)               1,032,413
 36,200   Pacificare Health Systems(a)           1,260,212
314,900   US Oncology, Inc.(a)                   1,426,890
 24,600   Wellpoint Health Networks(a)           2,361,600
----------------------------------------------------------
Total Healthcare (Managed Care)                 12,876,434

HEALTHCARE (MED. PRODS./SUPPLIES) 24.4%
 97,900   Acuson Corp.(a)                        2,227,225
 12,000   Bausch & Lomb, Inc.                      467,250
102,500   Boston Scientific Corp.(a)             1,684,844
 72,400   Cooper Companies, Inc.                 2,561,150
 39,800   Dentsply International Inc.            1,390,513
 85,900   Sybron International Corp.(a)          2,061,600
 58,900   Visx, Inc.(a)                          1,586,618
----------------------------------------------------------
Total Healthcare (Med. Prods./Supplies)         11,979,200

HEALTHCARE (SPECIAL SERV.) 12.4%
119,000   Covance, Inc.(a)                    $    974,313
 64,600   Orthodontic Centers
          of America, Inc.(a)                    2,151,988
 62,900   Quintiles Transnational Corp.(a)       1,002,468
105,200   Renal Care Group, Inc.(a)              1,959,350
----------------------------------------------------------
Total Healthcare (Special Serv.)                 6,088,119

BIOTECHNOLOGY 2.5%
 71,500   Biomatrix (a)                          1,251,250
Total Common Stocks
          (Cost $42,179,263)                    48,068,116
----------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.3%
----------------------------------------------------------
$1,105,064 Sara Lee Demand Note
          6.22%   1/21/00                        1,105,064
----------------------------------------------------------
Total Short Term Commercial Notes
          (Cost $1,105,064)                      1,105,064
----------------------------------------------------------
Total Investments 100.2%
          (Cost $43,284,327)                    49,173,180
----------------------------------------------------------
Liabilities less other Assets (.2%)               (107,532)
----------------------------------------------------------
Net Assets 100.0%                             $ 49,065,648

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF TELEVISION SET]


LEISURE AND CONSUMER STAPLES
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Leisure and Consumer Staples Fund (the "Fund"), formerly known as the ICON Leisure Fund, opened on May 9, 1997. For the one-year ended September 30, 2000, the Fund appreciated 5.27%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 42.85%. The S&P SuperComposite 1500 Index returned 82.70% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Leisure and Consumer Staples Fund has had some activity in the last twelve months. Based on the Advisor's quantitative system, which includes both valuation and relative strength, it was determined that stocks in the Tobacco industry be sold while stocks in the Housewares industry should be purchased.

The largest industry holding is Restaurants. Prominent restaurants stocks held in the Fund include CEC Entertainment Inc., IHOP Corp., and Ruby Tuesday Inc.

Another large industry holding in the Fund remains Gaming, Lottery & Parimutuel. The Fund's four Gaming holdings are Harrah's Entertainment, Inc., Mandalay Resort Group, Anchor Gaming, and GTECH Holdings Corp. The strong domestic economy and improvements in the Asian economies have helped to improve the bottom line of many Gaming companies. These companies continue to build new projects and focus their advertising on attracting families. Their success has translated into stellar performance for the share prices of many Gaming stocks, which have trailed the market for the last few years.

CURRENT OUTLOOK

In light of adding the Consumer Staples stocks to the Leisure Sector, the Advisor sees many attractive industry opportunities for the Fund. The Fund is currently positioned in six different industries, all of which have favorable valuation and relative strength characteristics. The Leisure & Consumer Staples sector offers ample opportunity for diversification because many Leisure industries operate in very different markets. The Fund also includes holdings of both cyclical and non-cyclical stocks. This diversification should reduce the volatility relative to a highly concentrated benchmark.

LEISURE AND CONSUMER STAPLES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                             SEPTEMBER 30, 2000
Equities                                      98.3%
Top 10 Equity Holdings (% of Net Assets)      61.3%
Number of Stocks                              27
Cash Equivalents                               1.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        SEPTEMBER 30, 2000
Harrah's Entertainment, Inc.                  11.2%
Hilton Hotels Corp.                           10.6%
Brunswick Corp.                                7.9%
CEC Entertainment, Inc.                        6.8%
Callaway Golf Co.                              5.1%
Mandalay Resort Group                          5.0%
Anchor Gaming                                  4.6%
IHOP Corp.                                     3.6%
The J.M. Smucker Co.                           3.3%
GTECH Holdings Corp.                           3.2%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                SEPTEMBER 30, 2000
Restaurants                                   24.0%
Gaming, Lottery & Parimutuel                  20.8%
Leisure Time (Products)                       17.3%
Foods                                         16.1%
Lodging-hotels                                12.6%
Housewares                                     4.3%
Gaming, Lottery & Parimutuel                   3.2%
--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Leisure and Consumer Staples Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

LEISURE AND CONSUMER STAPLES
--------------------------------------------------------------------------------

Shares or Principal Amount                    Market Value
COMMON STOCKS 98.3%

GAMING, LOTTERY & PARIMUTUEL 3.2%
 14,800   GTECH Holdings Corp.(a)             $    245,125

FOODS 16.1%
 11,800   Earthgrains Company                      217,563
 11,000   Iowa Beef Processing                     201,438
 12,700   J & J Snack Foods(a)                     164,306
  8,100   Michael Foods, Inc.                      189,338
  8,500   Smithfield Foods, Inc.(a)                223,124
 10,600   The J.M. Smucker Co.                     257,712
----------------------------------------------------------
Total Foods                                      1,253,481

HOUSEWARES 4.3%
  6,200   Libbey, Inc.                             192,975
  7,800   Tupperware Corp.                         140,400
----------------------------------------------------------
Total Housewares                                   333,375

LODGING-HOTELS 12.6%
 71,210   Hilton Hotels Corp.                      823,366
  4,300   Marriott International, Inc.
          Class A                                  156,681
----------------------------------------------------------
Total Lodging-Hotels                               980,047

LEISURE TIME (PRODUCTS) 17.3%
 33,500   Brunswick Corp.                          611,375
 25,600   Callaway Golf Co.                        393,600
 15,000   Hasbro, Inc.                             171,563
 15,000   Mattel CS                                167,812
----------------------------------------------------------
Total Leisure Time (Products)                    1,344,350

RESTAURANTS 24.0%
 16,500   CEC Entertainment, Inc.(a)               528,000
 25,100   Consolidated Products(a)                 200,800
 14,500   IHOP Corp.(a)                            277,313
 16,700   O'Charleys, Inc.(a)                      205,619
  5,200   Outback Steakhouse, Inc.(a)              141,050
  5,500   Papa Johns Intl Inc.(a)                  137,844
 19,000   Ruby Tuesday, Inc.(a)                    213,750
  2,500   Sonic Corp.(a)                            78,750
  4,100   Wendy's Intl., Inc.                       82,255
----------------------------------------------------------
Total Restaurants                                1,865,381

GAMING, LOTTERY & PARIMUTUEL 20.8%
  4,500   Anchor Gaming(a)                    $    358,031
 31,600   Harrah's Entertainment, Inc.(a)          869,000
 15,100   Mandalay Resort Group(a)                 386,938
----------------------------------------------------------
Total Gaming, Lottery & Parimutuel               1,613,969
Total Common Stocks
          (Cost $7,723,463)                      7,635,728
----------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 1.9%
----------------------------------------------------------
$133,895  Wisconsin Electric Demand Note
          6.23%    12/30/00                        133,895
----------------------------------------------------------
11,629    Sara Lee Demand Note
          6.22%    1/21/01                          11,629
----------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $145,524)                          145,524
----------------------------------------------------------
Total Investments 100.2%
          (Cost $7,868,987)                      7,781,252
----------------------------------------------------------
Liabilities less other Assets (.2%)                (15,905)
----------------------------------------------------------
Net Assets 100.0%                               $7,765,347

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS


[GRAPHIC OF CELLULAR PHONE]

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------

PERFORMANCE

The ICON Information Technology Fund (the "Fund"), formerly known as the ICON Technology Fund, opened on February 19, 1997. For the one-year ended
September 30, 2000, the Fund appreciated 59.24%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 234.51%. The S&P SuperComposite 1500 Index returned 85.63% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Information Technology Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Information Technology Fund has seen a considerable amount of activity in the last twelve months. New industry positions have been added, while other positions have been sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Electronics (Instrument) industry were sold during the last twelve months. New industries added to the Fund were Computer (Hardware), Computers (Peripherals), Services (Computer Systems), Services (Data Processing), Electrical Equipment, Computers (Software/Service), and Electronics (Defense).

The largest industry holdings in the Fund is Electrical Equipment. Stocks in this industry include C & D Technologies, Inc., Artesyn Technologies, Inc., and Harman Intl. These stocks have posted solid gains over the last twelve months.

The second largest industry holding in the Fund is Computer (Hardware). Hardware stocks held in the Fund are Avocent Corp. and NCR Corp. U.S. businesses and retail consumers continue to spend heavily on computers and this trend is not likely to slow down soon.

CURRENT OUTLOOK

The Advisor sold some positions in early 2000 because of the strength of many industries within the Technology sector. Technology-related industries can be subject to significant volatility as investor enthusiasm waxes and wanes. However, the long-term outlook for companies in the sector is positive. The Fund is currently positioned in eleven different industries. This positioning does not include many of the large cap stocks that dominate the sector, such as Microsoft, Cisco, IBM, and EMC. Instead, the Fund contains more small and mid cap companies that still offer a reasonable value. This diversified group has the potential to participate in technology advances; but, at the same time, this group has been selected with risk in mind.

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     84.0%
Top 10 Equity Holdings (% of Net Assets)     55.4%
Number of Stocks                             25
Cash Equivalents                             17.0%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Avocent Corp.                                10.1%
SEI Investments Co.                           7.6%
AVNET, Inc.                                   5.7%
Harman Intl.                                  5.5%
Plantronics, Inc.                             5.2%
C&D Technologies, Inc.                        5.0%
Tellabs, Inc.                                 4.8%
Concord EFS, Inc.                             4.3%
Artesyn Technologies, Inc.                    3.6%
Arrow Electronics, Inc.                       3.6%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000

Electrical Equipment                         28.4%
Computer (Hardware)                          13.6%
Communications Equipment                     10.0%
Electronics (Component Dist)                  9.3%
Financial (Diversified)                       7.6%
Services (Data Processing)                    6.9%
Services (Computer Systems)                   2.1%
Electronics (Defense)                         1.7%
Computers (Software/Service)                  1.5%
Electronics (Semiconductors)                  1.5%
Computer (Peripherals)                        1.4%

--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON Information Technology Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

  The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

  Technology companies have performed exceptionally well since 1997 and the ICON Information Technology Fund (the "Fund") has benefited from that performance. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

  During the period ended September 30, 2000 taking a temporary cash defensive position during a period less favorable to technology stocks may have positively impacted returns for the Fund.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------

Shares or Principal Amount                    Market Value
COMMON STOCKS 84.0%
FINANCIAL (DIVERSIFIED) 7.6%
 50,100   SEI Investments Co.                 $  3,544,575

ELECTRICAL EQUIPMENT 28.4%
 57,100   Artesyn Technologies, Inc.(a)          1,663,038
 40,800   C&D Technologies, Inc.                 2,315,400
 12,800   Cooper Industries, Inc.                  451,200
 66,200   Harman Intl.                           2,588,420
 53,900   Hubbell, Inc. Class B                  1,350,869
 16,100   Kemet Corp.(a)                           444,763
 25,500   Park Electrochemical Corp.(a)          1,418,437
 45,400   Sensormatic Electronics
          Corp.(a)                                 681,000
 62,300   A. O. Smith Corp.                        782,643
154,000   Watsco, Inc.                           1,584,660
--------------------------------------------------------------------------------
Total Electrical Equipment                      13,280,430

COMMUNICATIONS EQUIPMENT 10.0%

 63,900   Plantronics, Inc.(a)                   2,428,200
 46,500   Tellabs, Inc.(a)                       2,220,375
--------------------------------------------------------------------------------
Total Communications Equipment                   4,648,575

COMPUTERS (SOFTWARE/SERVICE) 1.5%

 40,200   American Mgmt. Systems(a)                690,938

COMPUTER  (HARDWARE) 13.6%

 85,277   Avocent Corp.(a)                       4,700,895
 43,800   NCR Corp.(a)                           1,656,187
--------------------------------------------------------------------------------
Total Computer (Hardware)                        6,357,082

COMPUTER (PERIPHERALS) 1.4%

 26,100   Xircom, Inc.(a)                          659,025

ELECTRONICS (COMPONENT DIST.) 9.3%

 48,800   Arrow Electronics, Inc.(a)             1,662,250
 94,400   Avnet, Inc.                            2,678,600
--------------------------------------------------------------------------------
Total Electronics (Component Dist.)              4,340,850

ELECTRONICS (SEMICONDUCTORS) 1.5%
 21,500   Dallas Semiconductor
          Corp.                               $    706,813

ELECTRONICS (DEFENSE) 1.7%

 17,200   Litton Industries, Inc.(a)               768,625

SERVICES (COMPUTER SYSTEMS) 2.1%

 25,000   Investment Technology
          Group(a)                                 998,438

SERVICES (DATA PROCESSING) 6.9%

 56,300   Concord EFS, Inc.(a)                   1,999,530
 23,500   Medquist, Inc.(a)                        474,405
 42,300   Nova Corp./Georgia(a)                    724,387
--------------------------------------------------------------------------------
Total Services (Data Processing)                 3,198,322

Total Common Stocks
          (Cost $36,166,297)                    39,193,673
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 17.0%
--------------------------------------------------------------------------------
$5,000,000 US Treasury Bill
                    11/2/00                      4,973,644
--------------------------------------------------------------------------------
1,500,000  US Treasury Bill
                    10/5/00                      1,499,048
--------------------------------------------------------------------------------
323,192    Wisconsin Electric Demand Note
           6.23%    12/30/00                       323,192
--------------------------------------------------------------------------------
1,164,461  Sara Lee Demand Note
           6.22%    1/21/00                      1,164,461
--------------------------------------------------------------------------------
Total Short-Term Instruments
           (Cost $7,960,345)                     7,960,345
--------------------------------------------------------------------------------
Total Investments 101.0%
           (Cost $44,126,642)                   47,154,018
--------------------------------------------------------------------------------
Liabilities less other Assets (1.0%)              (465,110)
--------------------------------------------------------------------------------
Net Assets 100.0%                             $ 46,688,908

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF LIGHTBULB]

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Telecommunication and Utilities Fund (the "Fund") opened on July 9, 1997. For the one-year ended September 30, 2000, the Fund appreciated 14.99%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 88.60%. The S&P SuperComposite 1500 Index returned 65.47% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Telecommunication and Utilities Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Telecommunication and Utilities Fund has seen limited activity in the last twelve months. The Fund continues to hold the Telephone and Electric Companies industries. Two new industries were added to the Fund including Electrical Equipment and Natural Gas (Distribution-Pipe Line).

The largest industry holding is Electric Companies. The Electric Companies stocks held in the Fund include Duke Power, Peco Energy Co., Southern Co., and FPL Group, Inc. These stocks have been good performers since worries have subsided about a further rise in interest rates. The healthy dividends that these companies pay should also help to support stock prices in the future.

Some of the largest holdings in the Telephone industry include Telephone & Data, SBC Communications, Inc., Global Crossing, Ltd., Qwest Communications, Intl., Inc., and Verizon Communications. These stocks have posted solid gains over the last twelve months as these companies post a healthy growth in earnings. Moreover, consolidation continues in the Telephone industry and related telecommunications industries, which is spurred in part by the Telecommunication Act of 1996.

CURRENT OUTLOOK

The Advisor sees some attractive industry opportunities within the Fund. Business and consumer spending on telecommunications services and products should continue at the current pace. Since Utility stocks provide a steady stream of dividends and tend to act as a defensive investment, the recent market downturn concerns should help these stocks to perform well.

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     96.8%
Top 10 Equity Holdings (% of Net Assets)     39.0%
Number of Stocks                             37
Cash Equivalents                             2.8%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Southern Co.                                  4.9%
Duke Power                                    4.6%
Peco Energy Co.                               4.2%
Reliant Energy, Inc.                          3.9%
SBC Communications, Inc.                      3.9%
Edison Intl.                                  3.6%
FPL Group, Inc.                               3.5%
PG & E Corp.                                  3.5%
Verizon Communications                        3.5%
C&D Technologies, Inc.                        3.4%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2000
Electric Companies                           55.0%
Telephone                                    18.9%
Electrical Equipment                         13.3%
Natural Gas (Dist-Pipe Line)                 9.6%

--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

  [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND PERFORMANCE
   FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON Telecommunication and Utilities Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

  The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------

Shares or Principal Amount                    Market Value
COMMON STOCKS 96.8%

ELECTRICAL EQUIPMENT 13.3%

  9,000   Artesyn Technologies,
          Inc.(a)                             $    262,125
  5,100   C&D Technologies, Inc.(a)                289,425
  2,200   Cooper Industries, Inc.                   77,550
  8,700   Hubbell, Inc. Class B                    218,044
  6,600   A. O. Smith Corp.                         82,913
 21,300   Watsco, Inc.                             219,176
--------------------------------------------------------------------------------
Total Electrical Equipment                       1,149,233

TELEPHONE 18.9%
  2,462   Alltell Corp.                            128,486
  3,900   Bell South Corp.                         156,975
  1,425   Centurytel, Inc.                          38,831
  5,800   Global Crossing, Ltd.(a)                 179,800
  5,706   Qwest Communications
          Intl., Inc.(a)                           274,245
  6,632   SBC Communications, Inc.                 331,600
  2,000   Telephone & Data                         221,400
  6,142   Verizon Communications                   297,503
--------------------------------------------------------------------------------
Total Telephone                                  1,628,840

ELECTRIC COMPANIES 55.0%
  5,600   American Electric
          Power Company, Inc.                      219,100
  6,000   C P & L Energy, Inc.                     250,125
  7,900   Cinenrgy Corp.                           261,194
  7,500   Consolidated Edison, Inc.                255,938
  1,449   Dominion Resources                        84,133
  4,500   DTE Energy Co.                           172,125
  4,600   Duke Power                               394,450
 16,100   Edison Intl.                             310,931
  7,600   Entergy Corp.                            283,100
  4,600   FPL Group, Inc.                          302,450
  6,400   GPU,Inc.                                 207,600
  5,900   Peco Energy Co.                          357,319
 12,500   PG & E Corp.                             302,344
  5,900   Public Service Enterprises               263,656
  7,300   Reliant Energy, Inc.                     339,450
 12,900   Southern Co.                             418,444
  6,100   TXU Corp.                                241,712
  3,500   WISC Energy Corp.                         69,780
--------------------------------------------------------------------------------
Total Electric Companies                         4,733,851

NATURAL GAS (DIST-PIPE LINE) 9.6%
  2,300   KeySpan Corp.                       $     92,288
  4,000   Kinder Morgan, Inc.                      163,750
  3,700   Questar                                  102,906
 12,900   Sempra Energy                            268,481
 23,100   Southwestern Energy
          Co.(a)                                   202,125
--------------------------------------------------------------------------------
Total Natural Gas (Dist-Pipe Line)                 829,550

Total Common Stocks
          (Cost $7,518,788)                      8,341,474
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.8%
--------------------------------------------------------------------------------
$153,271  Wisconsin Electric Demand Note
          6.23%     12/30/00                       153,271
--------------------------------------------------------------------------------
52,260    Sara Lee Demand Note
          6.22%     1/21/01                         52,260
--------------------------------------------------------------------------------
37,775    American Family Demand Note
          6.23%     12/1/00                         37,775
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $243,306)                          243,306
--------------------------------------------------------------------------------
Total Investments 99.6%
          (Cost $7,762,094)                      8,584,780
--------------------------------------------------------------------------------
Other Assets less Liabilities .4%                   34,263
--------------------------------------------------------------------------------
Net Assets 100.0%                               $8,619,043

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF AIRPLANE]

INDUSTRIALS
--------------------------------------------------------------------------------

PERFORMANCE

The ICON Industrials Fund (the "Fund"), formerly known as the ICON Transportation Fund, opened on May 9, 1997. For the one-year ended September 30, 2000, the Fund depreciated 4.32%. The return for the S&P SuperComposite 1500 Index was 15.39%. Since its inception, the Fund has appreciated 8.07%. The S&P SuperComposite 1500 Index returned 82.70% over the same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Industrials Fund.

It has been an exciting and interesting market during the ICON Funds' most recent fiscal year (10/1/99 - 9/30/00). October 1999 through January 2000 were the final four months of a 16-month long bull market that began in early October 1998. These final four months were the peak of extreme optimism and confidence by investors who focused on a few narrow segments of the market. These sectors included telecommunications, technology, internet, and biotechnology. Prices reached extremes that are rarely seen in proportion to Meridian's estimates of intrinsic valuation. Other industries and sectors experienced sluggish stock price behavior despite impressive growth in earnings.

Since the end of the bull market in January 2000, volatility has increased. This is typical of a sector and industry leadership change. The old market was expiring and a new one was beginning. A new market has emerged in the last six months. Former market leaders, with prices well above intrinsic value, have been taking their turns declining back to realistic levels. Over the last six months, other previously sluggish sectors have excelled in this new market. Lately, the industry and sector leadership has become broader than was seen in the final phase of the previous advance.

This new market has "climbed a wall of worry" - to use an old Wall Street expression. There has been uncertainty over Federal Reserve policy, interest rates, the 2000 election, and the impact of rising oil prices. Middle East tensions have added to market concerns. Nevertheless, stock prices have advanced in many sectors and industries.

INDUSTRY HIGHLIGHTS

The ICON Industrials Fund has seen a substantial amount of activity in the last twelve months. The new Industrials sector offers many new industries in addition to the industries in the old Transportation sector. This provides us with a better opportunity to select new companies and further diversify the Fund. Four new industry positions were added, and two industry positions were sold. Based on the Advisor's quantitative system which includes both valuation and relative strength, stocks in the Airlines, Manufacturing (Diversified), Manufacturing (Specialized), and Machinery (Diversified) industries were added to the Fund. The two industry positions sold were Auto Parts & Equipment and Trucks & Parts.

The largest industry holding within the Fund is Airlines. Stocks in this industry include Skywest, Inc., US Airways Group, Inc., and Atlantic Coast Airline Holdings, Inc.. These stocks have posted substantial gains over the last twelve months.

Another large industry holding is Truckers. Stocks held include USFreightways Corp., M S Carriers, Inc., and Landstar. Strong demand for shipping has been offset somewhat by rising oil prices and a tight labor market. The trucking industry is now significantly more efficient and competitive, compared to the beginning of the decade. Even though facing difficult operating conditions, companies have continued to produce solid results.

CURRENT OUTLOOK

The Advisor sees many attractive industry opportunities within the Industrials sector. Transportation companies, which are generally mid and small cap firms, have not performed as well as the broader market for the past few years. This performance gap has created a number of compelling opportunities. The Advisor foresees a considerable upside move for these companies. The Fund is currently positioned in seven different industries, which should help to mitigate volatility.

INDUSTRIALS
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     92.6%
Top 10 Equity Holdings (% of Net Assets)     52.5%
Number of Stocks                             33
Cash Equivalents                              7.4%

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Skywest, Inc.                                15.6%
US Airways Group, Inc.                        7.0%
Atlantic Coast Airline Holdings, Inc.         5.2%
Alaska Airgroup, Inc.                         4.3%
Continental Airlines Class B                  4.0%
Arnold Industries, Inc.                       3.9%
AMR Corp.                                     3.7%
Delta Airlines                                3.0%
America West Holdings, Inc. Class B           2.9%
CNF Transportation, Inc.                      2.9%

--------------------------------------------------------------------------------

TOP INDUSTRIES                               SEPTEMBER 30, 2000
Airlines                                     45.6%
Truckers                                     18.9%
Air Freight                                   8.4%
Railroads                                     6.9%
Manufacturing (Diversified)                   5.3%
Machinery (Diversified)                       4.1%
Lodging-Hotels                                1.8%
Manufacturing (Specialized)                   1.6%

                              PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Industrials Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

INDUSTRIALS
--------------------------------------------------------------------------------

Shares or Principal Amount                   Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 92.6%

MACHINERY (DIVERSIFIED) 4.1%
    15,100        Graco, Inc.(a)                           $  486,975
    12,400        Roper Industries, Inc.(a)                   411,525
--------------------------------------------------------------------------------
Total Machinery (Diversified)                                 898,500

MANUFACTURING (DIVERSIFIED) 5.3%
     8,700        Carlisle Company, Inc.(a)                   361,050
    19,200        Clarcor, Inc.(a)                            374,400
    25,200        Stewart & Stevenson
                  Services, Inc.(a)                           439,425
--------------------------------------------------------------------------------
Total Manufacturing (Diversified)                           1,174,875

MANUFACTURING (SPECIALIZED) 1.6%
     9,400        Briggs & Stratton(a)                        355,438

LODGING-HOTELS 1.8%
    12,000        ITT Industries, Inc.(a)                     389,250

AIRLINES 45.6%
    39,800        Alaska Airgroup, Inc.(a)                    955,200
    52,600        America West Holdings
                  Inc. Class B(a)                             641,063
    24,800        AMR Corp.(a)                                810,650
    35,900        Atlantic Coast Airline
                  Holdings, Inc.(a)                         1,155,531
    19,200        Continental Airlines
                  Class B(a)                                  872,400
    14,900        Delta Airlines                              661,188
    67,100        Skywest, Inc.                             3,438,875
    50,500        US Airways Group, Inc.(a)                 1,537,093
--------------------------------------------------------------------------------
Total Airlines                                             10,072,000

TRUCKERS 18.9%
    22,100        American Freightways
                  Corp.(a)                                    350,838
    50,800        Arnold Industries, Inc.                     857,250
     9,000        Landstar(a)                                 401,625
    31,100        M S Carriers, Inc.(a)                       485,938
    69,950        Rollins Truck Leasing                       441,559
    31,300        Ryder System                                577,094
    18,200        USFreightways Corp.                         412,913
    38,175        Werner Enterprises, Inc.                    448,555
    13,700        Yellow Corp.(a)                             207,212
--------------------------------------------------------------------------------
Total Truckers                                              4,182,984

RAILROADS 6.9%
    14,200        Burlington Northern
                  Santa Fe Corp.                           $  306,188
    13,200        GATX Corp.                                  552,750
     6,350        Kansas City Southern
                  Industries, Inc.                             55,166
     8,500        Union Pacific Corp.                         330,437
    27,100        Wisconsin Central Transport                 286,243
--------------------------------------------------------------------------------
Total Railroads                                             1,530,784

AIR FREIGHT 8.4%
    19,900        Airborne Freight Corp.                      202,731
    28,600        CNF Transportation, Inc.                    636,350
     9,800        Expeditors Intl of
                  Washington Inc.                             441,613
    12,800        Fedex Corp.                                 567,552
--------------------------------------------------------------------------------
Total Air Freight                                           1,848,246

  Total Common Stocks
                 (Cost $20,407,975)                        20,452,077
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 7.4%
--------------------------------------------------------------------------------
$  809,089        Sara Lee Demand Note
                  6.22%          1/21/00                      809,089
--------------------------------------------------------------------------------
   360,238        American Family Demand Note
                  6.23%          12/1/00                      360,238
--------------------------------------------------------------------------------
   462,190        Wisconsin Electric Demand Note
                  6.23%          12/30/00                     462,190
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                  (Cost $1,631,517)                         1,631,517
--------------------------------------------------------------------------------
Total Investments 100.0%
                  (Cost $22,039,492)                       22,083,594
--------------------------------------------------------------------------------
Liabilities less other Assets (0%)                            (15,509)
--------------------------------------------------------------------------------
Net Assets 100.0%                                         $22,068,085

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS


[GRAPHIC OF PURSE]

SHORT-TERM FIXED INCOME
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Short-Term Fixed Income Fund (the "Fund") opened on February 7, 1997. For the one year ended September 30, 2000, the Fund appreciated 4.45%. The return for the Merrill Lynch 1 Year Treasury Index was 5.33%. Since its inception, the Fund has appreciated 18.78%. The Merrill Lynch 1 Year Treasury Index returned 21.30% over the same time period.

The objective of the Fund is to attain high current income consistent with the preservation of capital. Under normal conditions, the Fund invests in U.S. Treasury and Agency obligations. Over the long-term, the Advisor aims to keep the duration of the Fund toward the middle of the Fund's normal operating range of 0.5 to 1.5 years. In the short term, however, the Fund's duration can fluctuate outside this operating range.


FUND HIGHLIGHTS

The Fund has seen limited activity in the last twelve months. There has been no change in strategy for the Fund.

This past year has been dominated by the inverted yield curve. Although, historically associated with an impending recession, the Federal Reserve is still on an inflationary watch. The watch is being fueled by high-energy cost and historical lows in unemployment that have been present through out the majority of this year. These pressures have led the Federal Reserve to raise federal funds rate from 5.25% in September of 1999 to its current rate 6.50%. The net result for short-term yield has been a steady climb upward from the low of 4.68% in October of 1999 to the high of 6.14% reached in August of this year.

CURRENT OUTLOOK

The outlook is uncertain. The Federal Reserve's goal has been to orchestrate a "soft landing". This controlled approach to economic policy will lead to one of the three possible scenarios. In the first scenario, the economy has not slowed enough to land at all. Fears of this possibility are fueled by the likelihood that energy prices may take longer than anticipated and the low unemployment will lead to wage driven inflation, causing the Federal Reserve to act more dramatically in its monetary policy to ensure the slowing of the US economy. The second scenario would be the "soft landing". Inflation would slow from around 2 to 2.5%. This would lead to a downward pressure on short-term yield. The final scenario would be the hard landing. Corporate earnings would slow and bond yields may move down significantly to stimulate growth. With the wide range of possible economic possibilities and the lack of evidence strongly supporting one of the possible outcomes, a cautious watchful approach is required.

SHORT-TERM FIXED INCOME
--------------------------------------------------------------------------------

Principal Amount                                         Market Value

U.S. GOVERNMENT AGENCIES
$  853,000        Federal Home Loan
                  6.20%  10/2/00                           $  852,853

 1,000,000        Fanny Mae Discount Note
                  6.42%  10/25/00                             995,720

 2,000,000        Fed Home Loan Bank
                  5.87%  8/15/01                            1,989,098
--------------------------------------------------------------------------------
Total U.S. Government Agencies 71.3%
                  (Amortized
                  Cost $3,845,907)                          3,837,671
--------------------------------------------------------------------------------
Assets less Other Liabilities 28.7%                         1,548,038
--------------------------------------------------------------------------------
Net Assets 100.0%                                          $5,385,709

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON Short-Term Fixed Income Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

  The Merrill Lynch 1 year U.S. Treasury Index captures the performance of obligations of the U.S. Treasury that have one year to maturity, with certain exceptions.

ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF ASIAN SYMBOL]

ASIA REGION
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Asia Region Fund (the "Fund") opened on February 25, 1997. For the one-year ended September 30, 2000, the Fund depreciated 5.70%. The return for the Morgan Stanley Capital International (MSCI) Pacific Index (in U.S. dollars) was -2.19%. Since its inception, the Fund has appreciated 2.50%. The MSCI Pacific Index returned 2.88% over the same period.

The MSCI Pacific Index is a market cap index of countries in the Pacific Region.

Asian markets lead the way with impressive advances in 1999. However, in 2000, these markets have been down for a variety of reasons. Some reasons are related to the price of oil because these nations are generally importers of oil. Investors have anticipated a negative impact because of more expensive energy. Not only in the U.S. market, but also globally, investors have anticipated a slow down in the growth in technology spending as well. Last year investors accepted a scenario of extremely rapid and unending growth for technology. However, investors have reduced their expectations this year. This less optimistic view of technology has hit the Asian market particularly hard.

There is still some residual doubts remaining from the recession of 1998 as to whether or not a recovery is underway. Some companies are still dealing with problems, but the economy, in general, offers plenty of opportunity for growth in most sectors.

COUNTRY HIGHLIGHTS

Over the last year, the fund has been focused on more developed countries and not the emerging and less developed markets.

The ICON Asia Region Fund has seen limited activity in the last twelve months. Two new country positions have been added. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Singapore and New Zealand were purchased during the last twelve months.

Japan remains the largest country holding in the Fund. Stocks held include Nippon Telephone and Telegraph, Inc., Toyota Motor Corp., Sony Corp., Matsushita Electric Industrial Co., Ltd. and Nissan Motor Co.. As investor sentiment towards Japan improved markedly in the first half of this year, Japanese stocks also posted solid gains during this period. However, the Japanese government's effort to turn the economy around has proven to be not as successful as initially perceived. As a result, this market has lost ground in the second half of the year.

The second largest country holding is Singapore. Some of the stocks held include DBS Group Holdings, Ltd., Singapore Telecommunications, Ltd., Singapore Airlines Ltd., and Oversea-Chinese Banking Corp.

CURRENT OUTLOOK

The Advisor sees many country opportunities within the Asia region. The Asian governments have begun the arduous process of deregulating local markets - in particular the financial sector. In addition to deregulating local markets, several countries have made a concerted effort to allow freer markets so that the region's capital is more effectively employed. Even though the current fuel prices have had a negative effect on this region's recovery, the Advisor maintains a positive long-term outlook for Asia.

ASIA REGION

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                             SEPTEMBER 30, 2000
Equities                                      90.8%
Top 10 Equity Holdings (% of Net Assets)      30.9%
Number of Stocks                              54
Cash Equivalents                              50.8%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        SEPTEMBER 30, 2000
Singapore Telecommunications, Ltd.            4.7%
Matsushita Electric Indl Co., Ltd.            3.4%
Mizuho Holdings, Inc.                         3.2%
Sony Corp.                                    3.2%
Nissan Motor Co.                              3.0%
Singapore Tech. Engineering, Ltd.             2.9%
City Developments, Ltd.                       2.9%
Sharp Corp.                                   2.6%
Honda Motor Co.                               2.6%
Nippon Telephone and Telegraph, Inc.          2.4%

--------------------------------------------------------------------------------
TOP COUNTRIES                                 SEPTEMBER 30, 2000
Japan                                         48.0%
Singapore                                     18.9%
New Zealand                                   14.3%
Hong Kong                                      9.6%

                             PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
                 PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Asia Region Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

ASIA REGION
--------------------------------------------------------------------------------

Shares                                        Market Value
COMMON STOCKS 90.8%

HONG KONG 9.6%
  156,500    Cathay Pacific Airways           $    287,031
   12,500    Cheung Kong Holdings, Ltd.            150,701
   43,000    China Light & Power Holding           193,025
   38,400    Hang Seng Bank                        407,547
  220,077    Hong Kong & China Gas Co. Ltd.        275,206
   22,000    Hutchison Whampoa, Ltd.               292,039
  139,460    Pacific Century Cyberworks(a)         157,402
   29,234    Sun Hung Kai Properties               275,584
  511,000    Swire Pacific, Ltd.                   419,448
----------------------------------------------------------
Total Hong Kong                                  2,457,983

JAPAN 48.0%
    6,000    Canon, Inc.                           265,964
   17,000    Denso Corp.                           395,660
   10,000    Fuji Photo Film Co., Ltd.             334,999
   22,000    Fujitsu, Ltd.                         511,013
   51,000    Hitachi                               591,838
   18,000    Honda Motor Co.                       662,966
    6,000    Ito-Yokado Co., Ltd.                  312,604
   13,000    KAO Corp.(a)                          354,896
   33,000    Matsushita Electric
             Industrial, Co., Ltd.                 864,243
   66,000    Mitsubishi Heavy Industries           261,411
      100    Mizuho Holdings, Inc.(a)              823,617
    2,000    Murata Mfg. Co., Ltd.                 275,773
   18,000    NEC Corp.                             408,940
  185,000    Nippon Steel Corp.                    328,707
       62    Nippon Telephone and
             Telegraph, Inc.                       608,181
  134,000    Nissan Motor Co.                      768,833
   19,000    Nomura Securities Co., Ltd.           413,197
    1,400    Rohm Co., Ltd.                        383,621
   57,000    Sakura Bank, Ltd.                     425,153
   44,000    Sharp Corp.                           680,808
    8,100    Sony Corp.                            821,544
   29,000    Sumitomo Bank, Ltd.                   367,666
   30,000    The Bank Of
             Tokyo-Mitsubishi, Ltd.                354,526
   49,000    Tokai Bank, Ltd.                      248,945
   14,000    Toyota Motor Corp.                    553,211
    7,000    Yamanouchi
             Pharmaceutical Co., Ltd.              336,850
----------------------------------------------------------
Total Japan                                     12,355,166

NEW ZEALAND 14.3%
  197,300    Auckland Intl. Airport, Ltd.(a)  $    215,747
1,467,300    Brierley Investments, Ltd.(a)         202,798
  625,400    Carter Holt Harvey, Ltd.(a)           416,933
  220,100    Contact Energy, Ltd.(a)               234,415
  155,700    Fisher & Paykel
             Industries, Ltd.(a)                   462,037
  527,400    Fletcher Challenge Building(a)        527,400
   73,800    Fletcher Challenge Energy(a)          261,000
1,300,500    Fletcher Challenge Forests(a)         428,213
  251,500    Lion Nathan, Ltd(a)                   490,732
   82,200    Telecom Corp. of
             New Zealand, Ltd.(a)                  204,498
   94,600    The Warehouse Group, Ltd.(a)          224,963
----------------------------------------------------------
Total New Zealand                                3,668,736

SINGAPORE 18.9%
  150,834    City Developments, Ltd.               736,706
   40,600    DBS Group Holdings, Ltd.              447,923
   73,200    Oversea-Chinese
             Banking Corp.                         462,679
   48,392    Singapore Airlines, Ltd.              458,811
   15,487    Singapore Press Holdings              232,265
  511,574    Singapore Technologies
             Engineering, Ltd.                     758,410
  779,144    Singapore
             Telecommunication, Ltd.             1,217,761
   75,719    United Overseas Bank                  543,864
----------------------------------------------------------
Total Singapore                                  4,858,419

Total Common Stocks
             (Cost $20,985,559)                 23,340,304
----------------------------------------------------------
Total Demand Deposits 50.8%
             4.5 % Chase Bank Interest
             Bearing Demand Deposit           $ 13,066,002
             Cost ($13,066,002)
----------------------------------------------------------
Total Investments 141.6%
             (Cost $34,051,561)                 36,406,306
----------------------------------------------------------
Liabilities less other Assets (41.6%)         (10,696,227)
----------------------------------------------------------
Net Assets 100.0%                             $ 25,710,079



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

ASIA REGION (CONTINUED)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY INDUSTRY

                                          % of Investments
Aerospace/Defense                                    3.22%
Air Freight                                          0.98%
Airlines                                             5.04%
Auto Parts and Equipment                             1.68%
Automobiles                                          8.40%
Banks (Money Center)                                15.69%
Beverages - Alcoholic                                2.10%
Computers (Hardware)                                 6.44%
Electric Companies                                   1.82%
Electrical Equipment                                10.08%
Electronics - Semiconductors                         2.80%
Engineering & Construction                           2.24%
Financial (Diversified)                              3.92%
Healthcare Diversified                               1.40%
Homebuilding                                         3.22%
Household Furnishings & Appliances                   1.96%
Household Products (Non-durable)                     1.54%
Investment Banking/Brokerage                         2.94%
Manufacturing (Diversified)                          1.12%
Natural Gas Distribution - Pipeline                  1.12%
Oil and Gas (Exploration/Production)                 1.12%
Paper & Forest Products                              3.64%
Photography/Imaging                                  2.52%
Publishing-Newspapers                                0.98%
Retail (Computers/Electronics)                       0.70%
Retail Stores - Department Stores                    2.38%
Services (Commercial/Consumers)                      0.84%
Steel                                                1.40%
Telephone                                            7.84%
Telephone Long Distance                              0.87%
----------------------------------------------------------
Total                                              100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF ARCH]

NORTH EUROPE REGION
--------------------------------------------------------------------------------

PERFORMANCE

The ICON North Europe Region Fund (the "Fund") opened on February 18, 1997. For the one-year ended September 30, 2000, the Fund appreciated 10.43%. The return for the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars) was 4.00%. Since its inception, the Fund has appreciated 47.39%. The MSCI Europe 15 Index returned 54.18% over the same period.

The MSCI Europe 15 Index is a market capitalization weighted index of countries in the European Region.

While most European markets participated in the advance of 1999, the markets turned downward this year. Particularly, they have drifted lower the past six months. Rising oil prices have caused the primary drag on European markets, as those countries are generally dependent on imported oil. Investors have viewed the higher cost of energy similar to a tax, which will slow these economies. Based on that expectation, investors have backed away from both European equities and their currencies. There has also been some reluctance by investors to invest in Europe due to uncertainty over U.S. Federal Reserve policy. There are concerns that tighter monetary policy in the U.S. will translate into higher interest rates in Europe subsequently causing an economic slowdown.

While those are the concerns in the market, the economic conditions appear favorable. The economies are still growing and interest rates have remained stable or increased only slightly. Investor concerns appear to be an over-reaction, as current and future corporate earnings look healthy in most sectors.

COUNTRY HIGHLIGHTS

The ICON North Europe Region Fund has seen little activity in the last twelve months. No new countries were added to the Fund. The countries held include Denmark, Norway, Sweden, and United Kingdom.

The largest country holding is still Norway. Stocks held include Norsk Hydro, Orkla ASA - A Shares, Tomra Systems, and Christiania Bank. The finance industry has benefited from a wave of consolidation throughout the Nordic countries as suitors pay a premium to acquire Norwegian banks. One of our holdings, Christiania Bank, was the target of a recent acquisition. Also, the natural resources and commodity-related industries have continued to benefit from recovering economies worldwide.

The second largest country holding in the Fund is Sweden. Stocks held include Ericsson LM - B Shares, Astrazeneca PLC - London Shares, ABB Ltd. SEK, Hennes & Mauritz AB Shares, and Skandia Forsakrings AB. Ericsson is by far the largest company in Sweden's stock market. Ericsson, generated strong returns for investors in early 2000 because the company's telecommunications products have sold well throughout the world. Recently, the gains were partly dissipated because of concerns that the cellular phone market growth has put a damper on all of the cellular phone manufacturers.

CURRENT OUTLOOK

The Advisor sees several attractive country opportunities within the North Europe region. Companies within the Scandinavian countries continue to show strong fundamentals. Countries within the Euro zone are under pressure due to the drop in the Euro currency. In time, the healthier economies should begin to translate into better country stock market performance.

NORTH EUROPE REGION
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                            SEPTEMBER 30, 2000
Equities                                     78.2%
Top 10 Equity Holdings (% of Net Assets)     39.1%
Number of Stocks                             46
Cash Equivalents                             14.7%

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2000
Ericsson LM-B Shares                         7.0%
Norsk Hydro ASA                              6.2%
Novo Nordisk, A/S                            5.5%
Orkla ASA                                    3.5%
Astrazenca, PLC                              3.3%
Tomra Systems ASA                            3.2%
Tele Danmark A/S                             3.1%
Den Norske Bank ASA                          2.5%
D/S 1912 B                                   2.4%
D/S Svenborg                                 2.4%

--------------------------------------------------------------------------------

TOP COUNTRIES                                SEPTEMBER 30, 2000
Norway                                       27.9%
Sweden                                       25.5%
Denmark                                      18.6%
United Kingdom                                6.2%

                              PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

  The returns for the ICON North Europe Region Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

  The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not include the reinvestment of divdends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000


NORTH EUROPE REGION
--------------------------------------------------------------------------------

Shares                                                 Market Value
COMMON STOCKS 78.2%

DENMARK 18.6%
    10,747        Carlsberg A/S                            $  413,141
        75        D/S 1912 B                                  807,291
        60        D/s Svenborg                                801,968
     9,294        Danisco                                     335,297
     5,513        Danske Bank A/s                             700,357
     4,611        Iss A/S(a)                                  286,340
     8,191        Novo Nordisk A/S                          1,816,627
    18,930        Tele Danmark A/S                          1,041,193
--------------------------------------------------------------------------------
Total Denmark                                               6,202,214

NORWAY 27.9%
    17,069        Bergesen A Shs                              359,114
   115,270        Christiania Bank                            613,273
   189,983        Den Norske Bank ASA                         826,614
     3,413        Dyno ASA                                     49,249
    21,356        Elkem ASA                                   381,088
     4,954        Hafslunda ASA A Shares                       27,285
    54,136        Merkantildata ASA(a)                        301,140
    48,947        NCL Holdings ASA(a)                         124,007
    49,521        Norsk Hydro ASA                           2,072,830
    11,282        Norske Skogindustrier
                  ASA-A                                       355,421
    60,847        Orkla ASA                                 1,179,621
    37,187        Petroleum Geo Services
                  ASA(a)                                      630,816
    32,030        Schibsted ASA                               562,741
   106,423        Storebrand ASA                              756,111
    32,302        Tomra Systems ASA                         1,062,097
--------------------------------------------------------------------------------
Total Norway                                                9,301,407

SWEDEN 25.5%
     5,212        ABB Ltd. EK                                 509,675
    21,112        Astrazeneca
                  PLC - Sweden Shares                       1,106,775
    15,300        Atlas COPCO AS
                  Series A Shares                             262,862
    20,800        Electrolux AB Series B
                  SWKR 5                                      261,269
   153,600        Ericsson LM B Shares                      2,335,970
    24,200        Foreningssparbanken AB                      344,171
    23,500        Hennes & Mauritz
                  AB Shares                                   470,829
     4,700        Netcom AB Sharesa                           241,026
    15,600        Sandvik AB                                  313,360
    14,100        Securitas AB SWKR
                  Series B                                    308,113
    23,700        Skandia Forsakrings AB                      469,916
    31,000        Skandinaviska Enskilda
                  Bank A Shares                               374,909
     9,400        Skanska AS Series B
                  Shares                                      322,506
    37,500        Svenska
                  Handelsbanken A Shares                      603,395
    21,100        Volvo AB                                    340,605
    44,000        WM-Data AB Shares                           214,221
--------------------------------------------------------------------------------
Total Sweden                                                8,479,602

UNITED KINGDOM 6.2%
     6,342        Astrazeneca
                  PLC - London Shares                         332,338
    31,290        BP Amoco PLC                                278,524
    21,480        British
                  Telecommunciations PLC                      225,821
    16,145        Cable & Wireless PLC                        230,370
     9,718        Glaxo Wellcome PLC                          294,285
    32,468        Lloyds TSB Group PLC                        302,932
    29,195        SmithKline Beecham PLC                      399,959
--------------------------------------------------------------------------------
Total United Kingdom                                        2,064,229

Total Common Stocks
                  (Cost $22,511,265)                       26,047,452
--------------------------------------------------------------------------------
Demand Deposit 14.7%
                  5.0% Chase Bank Interest
                  Bearing Demand Deposit
                  (Cost $4,892,589)                         4,892,589
--------------------------------------------------------------------------------
Total Investments 92.9%
                  (Cost $27,403,854)                       30,940,041
--------------------------------------------------------------------------------
Other Assets less Liabilities 7.1%                          2,375,438
--------------------------------------------------------------------------------
Net Assets 100.0%                                         $33,315,479

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

NORTH EUROPE REGION (CONTINUED)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY INDUSTRY

                                              % of Investments
Banks (Money Center)                                13.07%
Beverages - Alcoholic                                1.56%
Chemicals Specialty                                  7.95%
Chemicals - Diversified                              0.14%
Communications Equipment                             8.95%
Computer Software/Services                           1.99%
Electric Companies                                   0.14%
Engineering & Construction                           1.28%
Financial (Diversified)                              3.27%
Foods                                                5.82%
Healthcare Diversified                              15.20%
Household Furnishings & Appliances                   0.99%
Insurance - Property Casualty                        4.69%
Machinery - Diversified                              5.11%
Metal Fabricators                                    1.14%
Oil and Gas (Drilling & Equipment)                   2.41%
Oil (Intl Integrated)                                1.14%
Paper & Forest Products                              1.42%
Publishing - Newspapers                              2.13%
Retail Specialty - Apparel                           1.85%
Services (Commercial/Consumption)                    1.14%
Services (Facilities/Environment)                    1.14%
Shipping                                             8.10%
Steel                                                1.42%
Telephone Long Distance                              6.68%
Truckers                                             1.27%
-----------------------------------------------------------
Total                                              100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ICON FUNDS     MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC OF TWO TOWERS]

SOUTH EUROPE REGION
--------------------------------------------------------------------------------
PERFORMANCE

The ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. For the one-year ended September 30, 2000, the Fund appreciated 0.20%. The return for the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars) was 4.00%. Since its inception, the Fund has appreciated 34.64%. The MSCI Europe 15 Index returned 54.15% over the same period.

The MSCI Europe 15 Index is a market capitalization weighted index of countries in the European Region.

While most European markets participated in the advance of 1999, the markets turned downward this year. Particularly, they have drifted lower the past six months. Rising oil prices have caused the primary drag on European markets, as those countries are generally dependent on imported oil. Investors have viewed the higher cost of energy similar to a tax, which will slow these economies. Based on that expectation, investors have backed away from both European equities and their currencies. There has also been some reluctance by investors to invest in Europe due to uncertainty over U.S. Federal Reserve policy. There are concerns that tighter monetary policy in the U.S. will translate into higher interest rates in Europe subsequently causing an economic slowdown.

While those are the concerns in the market, the economic conditions appear favorable. The economies are still growing and interest rates have remained stable or increased only slightly. Investor concerns appear to be an over-reaction, as current and future corporate earnings look healthy in most sectors.


COUNTRY HIGHLIGHTS

The ICON South Europe Region Fund has seen few changes in the last twelve months. Two new country positions have been added. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Austria and Portugal were added during the last year.

The two largest country holdings in the Fund are Italy and Switzerland. In the Fund, the Italian holding is slightly higher in weighting. Italian stocks held include TIM SPA, Telecom Italia SPA, Ente Nazionale Idrocarburi, Assicurazioni Generali, and Mediasat SPA. After performing extremely well in late 1999 and early 2000, the Italian market has been moving side ways. The economy has slowed, but Italian economies have not received any help from looser monetary policy by the European Central Bank. The European Central Bank must consider the strength of all economies throughout the zone.

Swiss stocks held include Roche Holding AG, Nestle SA, Novartis AG, Union Bank of Switzerland, Credit Suisse Group, and Zurich Allied AG. The Swiss market is heavily concentrated in Pharmaceuticals, Food, and Banking. All three of these industries have experienced fairly flat returns, which is not taking into consideration the currency deterioration.


CURRENT OUTLOOK

The Advisor sees several country opportunities within the South Europe region. Companies within these countries are restructuring and cutting costs since they seek to compete both within the Euro zone and globally. In time, stronger companies that bear fruit should begin to translate into better country stock market performance.

SOUTH EUROPE REGION
--------------------------------------------------------------------------------

PORTFOLIO PROFILE                           SEPTEMBER 30, 2000
Equities                                               94.2%
Top 10 Equity Holdings (% of Net Assets)               37.6%
Number of Stocks                                       63
Cash Equivalents                                        3.8%
-------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                      SEPTEMBER 30, 2000
Novartis AG                                             5.5%
Nestle SA                                               5.1%
Credit Suisse Group                                     3.8%
Union Bank of Switzerland                               3.7%
Roche Holding Ag                                        3.6%
Telecom Italia SPA                                      3.4%
Assicurazioni Generali                                  3.4%
TIM SPA                                                 3.3%
Ente Nazionale Idrocarburi                              3.2%
Uncredito Italiano SPA                                  2.6%
-------------------------------------------------------------------
TOP INDUSTRIES                              SEPTEMBER 30, 2000
Italy                                                  30.7%
Switzerland                                            30.3%
Portugal                                               17.0%
Austria                                                16.2%

-------------------------------------------------------------------

                              PERFORMANCE OVERVIEW*

          [GRAPHICS REPRESENTING GROWTH OF $10,000 SINCE INCEPTION AND
             PERFORMANCE FOR ONE YEAR PERIOD ENDED 9/30/00 OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON South Europe Fund are since the inception of the Fund through 9/30/00 and for the one year period ended 9/30/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

 The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

SOUTH EUROPE REGION (CONTINUED)
--------------------------------------------------------------------------------

Shares                                                  Market Value
COMMON STOCKS 94.2%

AUSTRIA 16.2%

   2,200           Austria Tabakwerke AG(a)                  $87,002
   4,900           Austrian Airlines                          54,488
   1,600           Bank Austria AG(a)                         86,912
   1,300           Oesterreichische Brau(a)                   55,529
   2,600           Boehler-Uddeholm(a)                        82,559
   1,700           BWT AG                                     59,037
   2,600           Flughafen Wien AG                          94,078
     500           EA Generali AG(a)                          79,649
   2,000           Mayr Melnholf Karton AG(a)                 84,706
     600           Oesterreichische Elektriz.(a)              55,743
   1,200           Omv AG                                     86,714
   4,100           Radex Heraklith                            90,460
   1,100           VA Technologie AG                          55,335
   4,100           Wienerberger Baustoffindustr.(a)           87,818
--------------------------------------------------------------------
Total Austria                                              1,060,030

ITALY 30.7%

   6,836           Assicurazioni Generali                    219,903
   8,877           Banca Commerciale Italiana                 45,517
  26,855           Banca Intesa SPA                          103,571
   6,189           Banco Popolare Di Milano                   38,398
  21,478           Benetton Group SPA(a)                      38,289
   4,647           Edison SPA                                 45,728
  39,289           Ente Nazionale Idrocarburi                208,043
   4,769           Fiat SPA                                  111,197
  26,716           INA Istitut Naz Assicur                    63,542
   9,958           Italgas (Soc Ital)                         43,150
   6,573           Mediaset SPA                               97,919
   7,417           Mediobanca                                 78,745
  34,061           Parmalat Finanziaria SPA                   49,749
  16,049           Pirelli SPA                                47,165
   5,400           Riunione Adriatica Di Sicurt               71,009
   4,831           San Paolo-IMI SPA                          78,534
  20,707           Telecom Italia SPA                        220,027
  26,940           TIM SPA                                   217,784
  14,294           Telecom Italia Mobile Di Ris.              67,239
  32,440           Uncredito Italiano SPA                    169,200
--------------------------------------------------------------------
Total Italy                                                2,014,709

PORTUGAL 17.0%

   5,300           Banco Espirito Santo(a)                    84,194
  11,300           Banco Comercial Portugues(a)               59,337
  25,300           BPI SA S.G.P.S.(a)                         89,759
  10,500           Brisa-Auto Estradas
                   De Portugal, SA(a)                         87,292
   2,600           Cimpor Cimentos De Portugal(a)             59,545
  17,800           Cin Corp Industrial Do Norte(a)            79,488
  11,700           Corticeira Amorim SA(a)                    93,241
  18,800           Electricidade De Portugal SA(a)            59,398
  15,000           Efacec Capital Sgps SA(a)                  88,695
  10,000           Investimentos Partcip Gesta(a)             58,247
   6,100           Jeronimo Martins(a)                        67,293
  14,700           Portucel Industrial Empresa(a)             87,051
   8,300           Portugal Telecom SA-Register(a)            85,337
  22,200           Soares Da Costa(a)                         57,014
  39,200           Sonae Sgps, SA(a)                          57,081
--------------------------------------------------------------------
Total Portugal                                             1,112,972

SWITZERLAND 30.3%

     102           Adecco SA                                 $66,096
      85           Alusuisse Group AG(a)                      50,654
   1,339           Credit Suisse Group                       250,230
      27           Givaudan(a)                                 6,991
      55           Holderbank Financiere
                   Glarus                                     57,310
     160           Nestle SA                                 333,256
     234           Novartis AG                               358,771
      27           Roche Holding AG                          237,445
     308           Sairgroup                                  44,015
      45           Schw Ruckversicherungs AG                  85,918
     330           SMH AG Neuenburg                           97,373
      75           Sulzer Gebuder AG                          43,480
   1,848           Union Bank of Switzerland                 245,914
     241           Zurich Allied AG                          111,408
--------------------------------------------------------------------
Total Switzerland                                          1,988,861

Total Common Stocks
                   (Cost $6,170,881)                       6,176,572
--------------------------------------------------------------------
Demand Deposit 3.8%
                   5.03% Chase Bank Interest
                   Bearing Demand Deposit
                   (Cost $253,247)                           253,247
--------------------------------------------------------------------
Total Investments 98.0%
                   (Cost $6,424,128)                       6,429,819
--------------------------------------------------------------------
Other Assets less Liabilities 2.0%                           130,056
--------------------------------------------------------------------
Net Assets 100.0%                                         $6,559,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

SOUTH EUROPE REGION
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY

                                          % of Investments
Air Freight                                          2.42%
Airlines                                             1.57%
Automobiles                                          1.81%
Banks (Money Center)                                21.52%
Beverages - Alcoholic                                0.85%
Broadcasting (TV, Radio, Cable)                      1.57%
Building Materials Group                             2.90%
Cellular/Wireless Telecommunications                 3.51%
Chemicals - Diversified                              1.33%
Construction                                         1.93%
Consumer (Jewelry/Novelties)                         1.57%
Containers/Packaging (Paper)                         1.33%
Distributors (Food & Health)                         3.87%
Electric Companies                                   2.54%
Electrical Equipment                                 1.45%
Engineering & Construction                           3.99%
Financial (Diversified)                              1.81%
Foods                                                6.29%
Healthcare Diversified                               5.80%
Insurance (Life/Health)                              3.63%
Insurance - Property Casualty                        4.59%
Machinery - Diversified                              0.97%
Manufacturing (Specialized)                          0.12%
Metals Mining                                        0.73%
Natural Gas Distribution - Pipeline                  0.73%
Oil (Intl. Intergrated)                              4.64%
Paper & Forest Products                              3.87%
Retail Stores - Food Chains                          2.06%
Services (Commercial/Consumer)                       1.45%
Services (Employment)                                1.09%
Steel                                                1.33%
Telephone                                            5.93%
Textiles (Apparel)                                   0.80%
----------------------------------------------------------
Total                                              100.00%


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   This page has been intentionally left blank.

ICON FUNDS      STATEMENTS OF ASSETS AND LIABILITIES


SEPTEMBER 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                          ICON           ICON CONSUMER       ICON ENERGY       ICON FINANCIAL     ICON HEALTHCARE
                                      MATERIALS FUND   DISCRETIONARY FUND        FUND               FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                    $ 18,816,387       $ 45,380,747       $ 38,744,675       $ 81,648,635       $ 43,284,327
                                      ----------------------------------------------------------------------------------------------
Investments at value                     18,157,878         40,936,368         43,457,062         99,702,262         49,173,180
Cash                                              -                  -                  -                  -                  -
Receivables:
  Fund shares sold                           11,783              5,431            882,864            713,692              4,143
  Interest                                    3,140              9,927             14,569             15,991              2,185
  Dividends                                  25,145             17,127             30,768            125,007              9,515
Deferred organizational costs                 7,108              7,108                  -              7,108              6,250
                                      ----------------------------------------------------------------------------------------------
  Total Assets                           18,205,054         40,975,961         44,385,263        100,564,060         49,195,273
LIABILITIES
Payables:
  Due to Custodian bank                           -                  -                  -                510                122
  Fund shares redeemed                            -              3,289             20,837             20,725             48,850
  Advisory fee                               15,295             35,157             36,134             80,119             39,701
  Fund accounting, custodial and
  transfer agent fees                         4,713             10,242             10,541             24,209             12,139
  Administration fee                            765              1,758              1,807              4,006              1,985
  Distributions due to shareholders               -                  -                  -                  -                  -
  Accrued Expenses                           22,224             31,328             21,979             30,705             26,828
                                      ----------------------------------------------------------------------------------------------
  Total Liabilites                           42,997             81,774             91,298            160,274            129,625
Net Assets                             $ 18,162,057       $ 40,894,187       $ 44,293,965       $100,403,786       $ 49,065,648
  Shares Outstanding (unlimited
  shares authorized, no par value)        2,799,311          4,429,423          3,357,609          8,189,934          4,112,786
Net Asset Value (Offering price and
  redemption price per share)                 $6.49              $9.23             $13.19             $12.26             $11.93


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                       48


------------------------------------------------------------------------------------------------------------------------------------
                                       ICON LEISURE
                                       AND CONSUMER     ICON INFORMATION    ICON TELECOMM &   ICON INDUSTRIALS    ICON SHORT-TERM
                                       STAPLES FUND      TECHNOLOGY FUND    UTILITIES FUND         FUND          FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at cost                    $  7,868,987       $ 44,126,642       $  7,762,094       $ 22,039,492       $  3,845,907
                                      ----------------------------------------------------------------------------------------------
Investments at value                      7,781,252         47,154,018          8,584,780         22,083,594          3,837,671
Cash                                            200              2,132                  -                  -              1,930
Receivables:
  Fund shares sold                               79             11,514             33,141              4,339          1,565,258
  Interest                                      615              8,005              2,747              7,633             15,007
  Dividends                                   3,599             29,348             14,898             12,702                  -
Deferred organizational costs                 7,108              6,250              7,108              7,108              6,250
                                      ----------------------------------------------------------------------------------------------
  Total Assets                            7,792,853         47,211,267          8,642,674         22,115,376          5,426,116
LIABILITIES
Payables:
  Due to Custodian bank                           -                  -                  -                  -                  -
  Fund shares redeemed                            -            432,418                  -              1,857              4,469
  Advisory fee                                6,315             39,607              6,745             18,613              2,838
  Fund accounting, custodial and
  transfer agent fees                         1,913             12,124              1,990              5,619              1,187
  Administration fee                            316              1,980                337                931                195
  Distributions due to shareholders               -                  -                  -                  -             17,875
  Accrued Expenses                           18,962             36,230             14,559             20,271             13,843
                                      ----------------------------------------------------------------------------------------------
  Total Liabilites                           27,506            522,359             23,631             47,291             40,407
Net Assets                             $  7,765,347       $ 46,688,908       $  8,619,043       $ 22,068,085       $  5,385,709
  Shares Outstanding (unlimited
  shares authorized, no par value           840,239          2,109,693          1,060,091          2,433,678            589,422
Net Asset Value (Offering price
  redemption price per share)                 $9.24             $22.13              $8.13              $9.07              $9.14

------------------------------------------------------------------------------------------
                                        ICON ASIA        ICON N. EUROPE     ICON S. EUROPE
                                       REGION FUND        REGION FUND         REGION FUND
------------------------------------------------------------------------------------------
ASSETS

Investments at cost                    $ 34,051,561       $ 27,403,854       $  6,424,128
                                      ----------------------------------------------------
Investments at value                     36,406,306         30,940,041          6,429,819
Cash                                              -          5,154,495          1,061,069
Receivables:
  Fund shares sold                        1,068,001            817,504                  6
  Interest                                   22,345             28,495              3,805
  Dividends                                  72,945             35,643             42,106
Deferred organizational costs                 6,250              6,250              6,250
                                      ----------------------------------------------------
  Total Assets                           37,575,847         36,982,428          7,543,055
LIABILITIES
Payables:
  Due to Custodian bank                   4,662,551                  -                  -
  Fund shares redeemed                    7,123,593          3,580,182            945,651
  Advisory fee                               27,052             28,297              8,229
  Fund accounting, custodial and
  transfer agent fees                        18,363             25,470              5,646
  Administration fee                          1,353              1,415                411
  Distributions due to shareholders               -                  -                  -
  Accrued Expenses                           32,856             31,585             23,243
                                      ----------------------------------------------------
  Total Liabilites                       11,865,768          3,666,949            983,180
Net Assets                             $ 25,710,079       $ 33,315,479       $  6,559,875
  Shares Outstanding (unlimited
  shares authorized, no par value         2,508,132          2,825,965            647,021
Net Asset Value (Offering price
  redemption price per share)          $      10.25       $      11.79       $      10.14

ICON FUNDS     STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                            ICON            ICON CONSUMER        ICON ENERGY      ICON FINANCIAL     ICON HEALTHCARE
                                        MATERIALS FUND    DISCRETIONARY FUND        FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                              $     96,826        $    157,085        $    135,161       $    177,345       $    173,753
  Dividends                                  335,699             341,711             394,208            903,086             72,883
  Foreign taxes withheld                        (118)                  -                   -                  -                  -
                                        --------------------------------------------------------------------------------------------
Total investment income                      432,407             498,796             529,369          1,080,431            246,636
Expenses:
  Advisory fees                              237,043             463,947             295,547            435,253            387,220
  Fund accounting, custodial and
  transfer agent fees                         34,920              68,988              44,893             73,634             58,415
  Administration fees                         11,852              23,197              14,777             21,763             19,361
  Audit fees                                   9,107              17,690              10,118             15,091             14,701
  Registration fees                           12,690              15,765              13,359             11,824             12,676
  Legal fees                                   3,053               5,773               3,015              4,375              5,233
  Insurance expense                            1,423               2,749               1,415              1,783              2,151
  Amortization of deferred
  organizational expenses                      3,745               3,745                   -              3,745              3,745
  Trustee fees and expenses                    1,699               3,226               1,622              1,849              2,685
  Shareholder reports                          3,328               6,429               3,136              4,162              5,111
  Excise tax                                   1,550                   -                   -                  -              6,326
  Other expenses                              13,362              10,761              13,314              8,646             15,232
                                        --------------------------------------------------------------------------------------------
  Total Expenses                             333,772             622,270             401,196            582,125            532,856
                                        --------------------------------------------------------------------------------------------
  Net investment income/(loss)                98,635            (123,474)            128,173            498,306           (286,220)
                                        --------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                 (1,665,564)          1,794,269           6,142,739          1,730,028          5,542,059
Net realized gain/(loss) from
  foreign currency translations                    -                   -                   -                  -                  -
Change in net unrealized
  appreciation or depreciation
  on securities and foreign
  currency translations                     (932,635)         (3,884,307)          6,135,022         18,812,500          8,598,231
                                        --------------------------------------------------------------------------------------------
Net Realized and Unrealized
  Gain/(Loss) on investments and
  foreign currency translations           (2,598,199)         (2,090,038)         12,277,761         20,542,528         14,140,290
                                        --------------------------------------------------------------------------------------------
Net increase/(decrease) in net
  assets resulting from operations      $ (2,499,564)       $ (2,213,512)       $ 12,405,934       $ 21,040,834       $ 13,854,070


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                       50


------------------------------------------------------------------------------------------------------------------------------------
                                        ICON LEISURE
                                        AND CONSUMER      ICON INFORMATION     ICON TELECOMM &    ICON INDUSTRIALS  ICON SHORT-TERM
                                        STAPLES FUND       TECHNOLOGY FUND     UTILITIES FUND          FUND        FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                              $     57,614        $    411,257        $     68,383       $    118,027        $    304,698
  Dividends                                  238,668             218,283             217,775            247,803                   -
  Foreign taxes withheld                           -                (345)                  -                  -                   -
                                        --------------------------------------------------------------------------------------------
Total investment income                      296,282             629,195             286,158            365,830             304,698
Expenses:
  Advisory fees                              181,431             564,226              72,478            212,663              35,324
  Fund accounting, custodial and
  transfer agent fees                         24,376              82,275              10,900             31,963               9,299
  Administration fees                          9,072              28,211               3,653             10,633               2,964
  Audit fees                                   7,141              21,625               2,755              8,025               2,014
  Registration fees                           12,754              13,352              10,704             13,053              10,828
  Legal fees                                   2,519               7,450                 909              2,652                 703
  Insurance expense                            1,199               3,405                 416              1,206                 306
  Amortization of deferred
  organizational expenses                      3,745               3,745               3,745              3,745               3,745
  Trustee fees and expenses                    1,505               4,212                 496              1,428                 366
  Shareholder reports                          2,820               7,978                 978              2,838                 731
  Excise tax                                  16,200                   -                   -                665                 226
  Other expenses                               9,407              21,860               3,619              4,001              15,055
                                        --------------------------------------------------------------------------------------------
  Total Expenses                             272,169             758,339             110,653            292,872              81,561
                                        --------------------------------------------------------------------------------------------
  Net investment income/(loss)                24,113            (129,144)            175,505             72,958             223,137
                                        --------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                 (2,717,805)         47,054,817             633,828         (2,363,060)              1,523
Net realized gain/(loss) from
  foreign currency translations                    -                   -                   -                  -                   -
Change in net unrealized
  appreciation or depreciation
  on securities and foreign
  currency translations                      754,357         (15,299,385)            205,726          1,196,952               6,259
                                        --------------------------------------------------------------------------------------------
Net Realized and Unrealized
  Gain/(Loss) on investments and
  foreign currency translations           (1,963,448)         31,755,432             839,554         (1,166,108)              7,782
                                        --------------------------------------------------------------------------------------------
Net increase/(decrease) in net
  assets resulting from operations      $ (1,939,335)       $ 31,626,288        $  1,015,059       $ (1,093,150)       $    230,919

---------------------------------------------------------------------------------------------
                                         ICON ASIA         ICON N. EUROPE      ICON S. EUROPE
                                        REGION FUND         REGION FUND          REGION FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                              $    174,914        $    127,427        $     41,298
  Dividends                                  463,146             474,214             116,425
  Foreign taxes withheld                     (60,391)            (67,734)            (17,302)
                                        -----------------------------------------------------
Total investment income                      577,669             533,907             140,421
Expenses:
  Advisory fees                              326,119             294,019              71,170
  Fund accounting, custodial and
  transfer agent fees                         80,288              73,068              17,746
  Administration fees                         16,405              14,701               3,560
  Audit fees                                  13,189              11,007               2,616
  Registration fees                           12,784              12,186              11,527
  Legal fees                                   4,016               3,624                 998
  Insurance expense                            2,057               1,633                 361
  Amortization of deferred
  organizational expenses                      3,745               3,745               3,745
  Trustee fees and expenses                    1,991               2,089                 830
  Shareholder reports                          4,781               3,784                 850
  Excise tax                                       -                   -                   -
  Other expenses                              32,894              27,559              14,361
                                        -----------------------------------------------------
  Total Expenses                             498,269             447,415             127,764
                                        -----------------------------------------------------
  Net investment income/(loss)                79,400              86,492              12,657
                                        -----------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                  5,627,064           1,055,009            (645,939)
Net realized gain/(loss) from
  foreign currency translations             (291,012)            (87,176)            (29,669)
Change in net unrealized
  appreciation or depreciation
  on securities and foreign
  currency translations                   (4,366,505)          1,950,866             387,712
                                        -----------------------------------------------------
Net Realized and Unrealized
  Gain/(Loss) on investments and
  foreign currency translations              969,547           2,918,699            (287,896)
                                        -----------------------------------------------------
Net increase/(decrease) in net
  assets resulting from operations      $  1,048,947        $  3,005,191        $   (275,239)

AN EXPLANATION OF THE STATEMENT OF OPERATIONS

This financial statement provides details of the Funds' income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings.

The first section, "Investment Income," reports the dividends earned from stocks, interest earned from interest-bearing securities held by the Funds, and foreign taxes withheld (if any).

The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Funds' portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gains (or losses) represent the change in the market value of the securities held in the portfolio, either appreciation or depreciation.

The net result of all these sections is the net increase (decrease) in net assets resulting from operations.

ICON FUNDS     STATEMENTS OF CHANGES IN NET ASSETS


AN EXPLANATION OF THE STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Funds' growth or decline was a result of operations or increases in the number of Fund shares being purchased or sold.

The first section is a summary of the Statement of Operations discussed on a previous page.

The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected.

The net increase (decrease) in net assets from Fund share transactions includes the increase due to the purchase of Fund shares, the decrease due to Fund shares redeemed from shareholders, and the reinvestment of Fund dividend and distributions.

The section "Net Assets consist of" itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a fund level income tax, a significant portion of the net assets is shareholder capital.

----------------------------------------------------------------------------------------------------------------
                                                  ICON MATERIALS                        ICON CONSUMER
                                                       FUND                           DISCRETIONARY FUND
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                         SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                             2000               1999               2000               1999
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)             $      98,635      $      28,096      $    (123,474)     $    (269,360)
Net realized gain/(loss)
  from investment transactions              (1,665,564)        (1,955,997)         1,794,269         (6,301,452)
Net realized gain/(loss) from
  foreign currency translations                      -                  -                  -                  -
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations                       (932,635)         3,853,421         (3,884,307)        19,196,751
                                         -----------------------------------------------------------------------
Net increase/(decrease) in
  net assets resulting from operations      (2,499,564)         1,925,520         (2,213,512)        12,625,939
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                                             -            (53,645)                 -                  -
Distributions in excess of
  net investment income                              -                  -                  -                  -
Distributions from net
  capital gains                                      -                  -                  -                  -
Distributions in excess of
  net capital gains                                  -                  -                  -         (1,483,603)
                                         -----------------------------------------------------------------------
Net decrease from dividends
  and distributions                                  -            (53,645)                 -         (1,483,603)

FUND SHARE TRANSACTIONS:
Shares sold                                  8,995,684         30,972,639         43,302,798         30,654,568
Reinvested dividends and
  distributions                                      -             53,589                  -          1,482,251
Shares repurchased                         (14,707,362)       (23,842,747)       (54,546,315)       (37,930,762)
                                         -----------------------------------------------------------------------
Net increase (decrease)
  from fund share transactions              (5,711,678)         7,183,481        (11,243,517)        (5,793,943)
                                         -----------------------------------------------------------------------
Total net increase (decrease)
  in net assets                             (8,211,242)         9,055,356        (13,457,029)         5,348,393
NET ASSETS:
Beginning of Period                         26,373,299         17,317,943         54,351,216         49,002,823
                                         -----------------------------------------------------------------------
End of Period                            $  18,162,057      $  26,373,299      $  40,894,187      $  54,351,216
                                         -----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                          $  32,350,431      $  38,063,659      $  50,038,268      $  61,405,259
Accumulated undistributed net
  investment income/(loss)                     100,185                  -                  -                  -
Accumulated undistributed net
  realized gain/(loss) from investments    (13,630,050)       (11,964,486)        (4,699,702)        (6,493,971)
Accumulated net realized
  gain/(loss) from foreign
  currency translations                              -                  -                  -                  -
Unrealized appreciation/
  (depreciation)on securities
  and foreign currency translations           (658,509)           274,126         (4,444,379)          (560,072)
                                         -----------------------------------------------------------------------
NET ASSETS                               $  18,162,057      $  26,373,299      $  40,894,187      $  54,351,216
                                         -----------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                  1,246,524          4,297,943          4,376,766          3,146,962
Reinvested dividends and
  distributions                                      -              8,347                  -            149,270
Shares repurchased                          (2,053,403)        (3,330,617)        (5,565,473)        (3,907,678)
                                         -----------------------------------------------------------------------
Net increase/(decrease)                       (806,879)           975,673         (1,188,707)          (611,446)
                                         -----------------------------------------------------------------------
Shares outstanding beginning
  of period                                  3,606,190          2,630,517          5,618,130          6,229,576
                                         -----------------------------------------------------------------------
Shares outstanding end of period             2,799,311          3,606,190          4,429,423          5,618,130
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities                   $  20,135,908      $  26,688,867      $  39,244,678      $  15,815,132
Proceeds from sales of securities           26,015,983         19,410,414         49,781,169         24,081,434
Purchases of long-term
  U.S. government securities                         -                  -                  -                  -
Proceeds from sales of
  long-term U.S. government
  securities                                         -                  -                  -                  -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------
                                                   ICON ENERGY                           ICON FINANCIAL
                                                       FUND                                  FUND
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                         SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                             2000               1999               2000                1999
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)             $     128,173      $     (36,056)     $     498,306      $       9,068
Net realized gain/(loss)
  from investment transactions               6,142,739         (3,465,711)         1,730,028             70,021
Net realized gain/(loss) from
  foreign currency translations                      -                  -                  -                  -
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations                      6,135,022          6,391,763         18,812,500          2,025,118
                                         -----------------------------------------------------------------------
Net increase/(decrease) in
  net assets resulting from operations      12,405,934          2,889,996         21,040,834          2,104,207
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                                             -            (83,614)                 -            (82,357)
Distributions in excess of
  net investment income                              -            (36,056)                 -             (3,931)
Distributions from net
  capital gains                                      -                  -            (73,563)        (2,119,756)
Distributions in excess of
  net capital gains                                  -                  -                  -                  -
                                         -----------------------------------------------------------------------
Net decrease from dividends
  and distributions                                  -           (119,670)           (73,563)        (2,206,044)
FUND SHARE TRANSACTIONS:
Shares sold                                 96,841,998         25,058,781        103,923,199         12,916,650
Reinvested dividends and
  distributions                                      -            119,107             73,421          2,203,753
Shares repurchased                         (84,183,652)       (21,053,087)       (30,043,325)       (26,745,880)
                                         -----------------------------------------------------------------------
Net increase (decrease)
  from fund share transactions              12,658,346          4,124,801         73,953,295        (11,625,477)
                                         -----------------------------------------------------------------------
Total net increase (decrease)
  in net assets                             25,064,280          6,895,127         94,920,566        (11,727,314)
NET ASSETS:
Beginning of Period                         19,229,685         12,334,558          5,483,220         17,210,534
                                         -----------------------------------------------------------------------
End of Period                            $  44,293,965      $  19,229,685      $ 100,403,786      $   5,483,220
                                         -----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                          $  39,098,596      $  25,497,438      $  80,134,952      $   6,181,657
Accumulated undistributed net
  investment income/(loss)                      43,607                  -            498,306                  -
Accumulated undistributed net
  realized gain/(loss) from investments        439,375         (4,845,118)         1,716,901             60,436
Accumulated net realized
  gain/(loss) from foreign
  currency translations                              -                  -                                     -
Unrealized appreciation/
  (depreciation)on securities
  and foreign currency translations          4,712,387         (1,422,635)        18,053,627           (758,873)
                                         -----------------------------------------------------------------------
NET ASSETS                               $  44,293,965      $  19,229,685      $ 100,403,786      $   5,483,220
                                         -----------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                  8,901,135          3,285,662         10,478,638          1,295,031
Reinvested dividends and
  distributions                                      -             21,854              8,068            223,731
Shares repurchased                          (7,953,240)        (2,841,236)        (2,906,898)        (2,746,429)
                                         -----------------------------------------------------------------------
Net increase/(decrease)                        947,895            466,280          7,579,808         (1,227,667)
                                         -----------------------------------------------------------------------
Shares outstanding beginning
  of period                                  2,409,714          1,943,434            610,126          1,837,793
                                         -----------------------------------------------------------------------
Shares outstanding end of period             3,357,609          2,409,714          8,189,934            610,126
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities                   $  41,598,808      $   7,845,028      $  84,541,889      $   5,497,159
Proceeds from sales of securities           34,034,978          4,585,700         12,569,046         19,549,111
Purchases of long-term
  U.S. government securities                         -                  -                  -                  -
Proceeds from sales of
  long-term U.S. government
  securities                                         -                  -                  -                  -


----------------------------------------------------------------------------------------------------------------
                                                  ICON HEALTHCARE                  ICON LEISURE AND CONSUMER
                                                       FUND                              STAPLES FUND
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                         SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                             2000               1999               2000               1999
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)             $    (286,220)     $    (243,651)     $      24,113      $     (48,822)
Net realized gain/(loss)
  from investment transactions               5,542,059          3,878,466         (2,717,805)        12,124,958
Net realized gain/(loss) from
  foreign currency translations                      -                  -                  -                  -
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations                      8,598,231         (4,881,850)           754,357         (5,128,788)
                                         -----------------------------------------------------------------------
Net increase/(decrease) in
  net assets resulting from operations      13,854,070         (1,247,035)        (1,939,335)         6,947,348
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                                             -                  -                  -           (742,644)
Distributions in excess of
  net investment income                              -                  -                  -            (98,822)
Distributions from net
  capital gains                               (944,909)        (6,938,008)        (7,685,699)        (3,723,215)
Distributions in excess of
  net capital gains                                  -                  -                  -                  -
                                         -----------------------------------------------------------------------
Net decrease from dividends
  and distributions                           (944,909)        (6,938,008)        (7,685,699)        (4,564,681)
FUND SHARE TRANSACTIONS:
Shares sold                                 55,219,048         12,506,015          8,606,573         13,536,073
Reinvested dividends and
  distributions                                944,048          6,904,056          7,680,059          4,547,293
Shares repurchased                         (44,556,218)       (17,828,768)       (30,455,733)       (43,332,972)
                                         -----------------------------------------------------------------------
Net increase (decrease)
  from fund share transactions              11,606,878          1,581,303        (14,169,101)       (25,249,606)
                                         -----------------------------------------------------------------------
Total net increase (decrease)
  in net assets                             24,516,039         (6,603,740)       (23,794,135)       (22,866,939)
NET ASSETS:
Beginning of Period                         24,549,609         31,153,349         31,559,482         54,426,421
                                         -----------------------------------------------------------------------
End of Period                            $  49,065,648      $  24,549,609      $   7,765,347      $  31,559,482
                                         -----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                          $  39,945,307      $  26,402,517      $  10,865,431      $  25,050,732
Accumulated undistributed net
  investment income/(loss)                           -                  -             40,313                  -
Accumulated undistributed net
  realized gain/(loss) from investments      3,231,488            856,470         (3,052,662)         7,350,842
Accumulated net realized
  gain/(loss) from foreign
  currency translations                              -                  -                  -                  -
Unrealized appreciation/
  (depreciation)on securities
  and foreign currency translations          5,888,853         (2,709,378)           (87,735)          (842,092)
                                         -----------------------------------------------------------------------
NET ASSETS                               $  49,065,648      $  24,549,609      $   7,765,347      $  31,559,482
                                         -----------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                  5,304,258          1,373,903            994,840          1,031,314
Reinvested dividends and
  distributions                                117,419            767,971            932,046            385,038
Shares repurchased                          (4,385,545)        (1,800,628)        (3,705,814)        (3,413,980)
                                         -----------------------------------------------------------------------
Net increase/(decrease)                      1,036,132            341,246         (1,778,928)        (1,997,628)
                                         -----------------------------------------------------------------------
Shares outstanding beginning
  of period                                  3,076,654          2,735,408          2,619,167          4,616,795
                                         -----------------------------------------------------------------------
Shares outstanding end of period             4,112,786          3,076,654            840,239          2,619,167
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities                   $  50,238,080      $  24,448,943      $   4,075,905      $  19,588,075
Proceeds from sales of securities           39,865,146         30,773,502         25,270,306         48,828,211
Purchases of long-term
  U.S. government securities                         -                  -                  -                  -
Proceeds from sales of
  long-term U.S. government
  securities                                         -                  -                  -                  -

ICON FUNDS     STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                         ICON INFORMATION                  ICON TELECOMM &                  ICON INDUSTRIALS
                                         TECHNOLOGY FUND                   UTILITIES FUND                         FUND
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                      2000             1999             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)     $    (129,144)   $    (709,445)   $     175,505    $     181,255    $      72,958    $      24,617
Net realized gain/(loss) from
  investment transactions           47,054,817       19,133,380          633,828        3,206,174       (2,363,060)       1,633,421
Net realized gain/(loss) from
  foreign currency translations              -                -                -                -                -                -
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations            (15,299,385)      33,235,807          205,726       (1,900,743)       1,196,952          775,479
                                 ---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net
  assets resulting from
  operations                        31,626,288       51,659,742        1,015,059        1,486,686       (1,093,150)       2,433,517
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                                     -                -         (113,833)        (650,461)               -          (29,487)
Distributions in excess of
  net investment income                      -                -                -                -                -           (9,066)
Distributions from net
  capital gains                    (17,000,001)      (4,514,600)      (2,034,095)      (3,257,812)      (1,597,342)      (1,845,827)
Distributions in excess of
  net capital gains                          -                -                -                -                -                -
                                 ---------------------------------------------------------------------------------------------------
Net decrease from dividends
  and distributions                (17,000,001)      (4,514,600)      (2,147,928)      (3,908,273)      (1,597,342)      (1,884,380)
FUND SHARE TRANSACTIONS:
Shares sold                         83,123,537       48,801,630        4,842,207        8,876,725       17,260,710       24,479,459
Reinvested dividends and
  distributions                     16,939,054        4,502,071        2,145,471        3,786,730        1,596,691        1,882,777
Shares repurchased                (123,125,589)    (105,817,125)      (4,364,870)     (26,861,906)     (15,103,155)     (17,224,608)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) from
  fund share transactions          (23,062,998)     (52,513,424)       2,622,808      (14,198,451)       3,754,246        9,137,628
                                 ---------------------------------------------------------------------------------------------------
Total net increase (decrease)
  in net assets                     (8,436,711)      (5,368,282)       1,489,939      (16,620,038)       1,063,754        9,686,765
NET ASSETS:
Beginning of Period                 55,125,619       60,493,901        7,129,104       23,749,142       21,004,331       11,317,566
                                 ---------------------------------------------------------------------------------------------------
End of Period                    $  46,688,908    $  55,125,619    $   8,619,043    $   7,129,104    $  22,068,085    $  21,004,331
                                 ---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                  $  28,114,346    $  28,236,852    $   7,007,410    $   4,384,602    $  24,333,534    $  20,579,953
Accumulated undistributed net
  investment income/(loss)                   -                -          175,505          113,833           73,623                -
Accumulated undistributed net
  realized gain/(loss) from
  investments                       15,547,186        8,562,006          613,442        2,013,709       (2,383,174)       1,577,228
Accumulated net realized
  gain/(loss) from foreign
  currency translations                      -                -                -                -                -                -
Unrealized appreciation/
  (depreciation) on securities
  and foreign currency
  translations                       3,027,376       18,326,761          822,686          616,960           44,102       (1,152,850)
                                 ---------------------------------------------------------------------------------------------------
NET ASSETS                       $  46,688,908    $  55,125,619    $   8,619,043    $   7,129,104    $  22,068,085    $  21,004,331
                                 ---------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                          3,754,990        3,247,322          629,049          737,209        1,830,318        2,178,736
Reinvested dividends and
  distributions                        965,188          361,903          290,321          386,401          173,931          173,209
Shares repurchased                  (5,512,371)      (7,284,428)        (569,560)      (2,089,973)      (1,607,305)      (1,512,697)
                                 ---------------------------------------------------------------------------------------------------
Net increase/(decrease)               (792,193)      (3,675,203)         349,810         (966,363)         396,944          839,248
                                 ---------------------------------------------------------------------------------------------------
Shares outstanding beginning
  of period                          2,901,886        6,577,089          710,281        1,676,644        2,036,734        1,197,486
                                 ---------------------------------------------------------------------------------------------------
Shares outstanding end
  of period                          2,109,693        2,901,886        1,060,091          710,281        2,433,678        2,036,734
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities           $  67,131,262    $  20,233,772    $   3,113,908    $   1,842,403    $  15,166,430    $  17,860,451
Proceeds from sales of
  securities                       111,776,639       80,476,999        2,619,859       18,134,169       13,982,079       11,086,385
Purchases of long-term
  U.S. government securities                 -                -                -                -                -                -
Proceeds from sales of
  long-term U.S. government
  securities                                 -                -                -                -                -                -


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       54

------------------------------------------------------------------------------------------------------------------------------------
                                          ICON SHORT-TERM                     ICON ASIA                      ICON NORTH EUROPE
                                         FIXED INCOME FUND                   REGION FUND                        REGION FUND
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                      2000             1999             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)     $     223,137    $     205,946    $      79,400    $    (166,907)   $      86,492    $      76,996
Net realized gain/(loss) from
  investment transactions                1,523           18,290        5,627,064       (2,102,343)       1,055,009        2,648,461
Net realized gain/(loss) from
  foreign currency translations              -                -         (291,012)        (178,038)         (87,176)        (229,605)
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations                  6,259          (62,731)      (4,366,505)      19,339,153        1,950,866        1,399,867
                                 ---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net
  assets resulting from
  operations                           230,919          161,505        1,048,947       16,891,865        3,005,191        3,895,719
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                              (223,137)        (323,211)               -                -                -         (493,690)
Distributions in excess of
  net investment income                      -                -                -                -                -           (8,471)
Distributions from net
  capital gains                        (18,214)        (143,769)               -                -       (2,406,446)      (3,503,483)
Distributions in excess of
  net capital gains                          -                -                -                -                -                -
                                 ---------------------------------------------------------------------------------------------------
Net decrease from dividends
  and distributions                   (241,351)        (466,980)               -                -       (2,406,446)      (4,005,644)
FUND SHARE TRANSACTIONS:
Shares sold                         64,468,334       28,943,269      226,861,338       56,771,414      163,082,729       51,692,956
Reinvested dividends and
  distributions                        185,911          486,795                -                -        2,403,656        3,996,911
Shares repurchased                 (64,369,083)     (29,363,658)    (235,763,952)     (66,829,202)    (156,740,987)     (71,334,577)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) from
  fund share transactions              285,162           66,406       (8,902,614)     (10,057,788)       8,745,398      (15,644,710)
                                 ---------------------------------------------------------------------------------------------------
Total net increase (decrease)
  in net assets                        274,730         (239,069)      (7,853,667)       6,834,077        9,344,143      (15,754,635)
NET ASSETS:
Beginning of Period                  5,110,979        5,350,048       33,563,746       26,729,669       23,971,336       39,725,971
                                 ---------------------------------------------------------------------------------------------------
End of Period                    $   5,385,709    $   5,110,979    $  25,710,079    $  33,563,746    $  33,315,479    $  23,971,336
                                 ---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                  $   5,382,306    $   5,097,370    $  31,458,029    $  40,457,377    $  29,186,519    $  20,440,596
Accumulated undistributed net
  investment income/(loss)              10,116            9,814         (291,924)        (177,046)         (87,374)        (207,972)
Accumulated undistributed net
  realized gain/(loss) from
  investments                            1,523           18,290       (7,141,828)     (13,059,904)       1,248,468        2,634,536
Accumulated net realized
  gain/(loss) from foreign
  currency translations                      -                -         (669,580)        (378,568)        (566,033)        (478,857)
Unrealized appreciation/
  (depreciation) on securities
  and foreign currency
  translations                          (8,236)         (14,495)       2,355,382        6,721,887        3,533,899        1,583,033
                                 ---------------------------------------------------------------------------------------------------
NET ASSETS                       $   5,385,709    $   5,110,979    $  25,710,079    $  33,563,746    $  33,315,479    $  23,971,336
                                 ---------------------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                          7,076,674        3,106,221       20,744,750        6,208,381       13,457,976        4,550,005
Reinvested dividends and
  distributions                         20,410           52,546                -                -          199,143          347,255
Shares repurchased                  (7,066,169)      (3,146,922)     (21,324,849)      (7,511,144)     (12,873,554)      (6,270,705)
                                 ---------------------------------------------------------------------------------------------------
Net increase/(decrease)                 30,915           11,845         (580,099)      (1,302,763)         783,565       (1,373,445)
                                 ---------------------------------------------------------------------------------------------------
Shares outstanding beginning
  of period                            558,507          546,662        3,088,231        4,390,994        2,042,400        3,415,845
                                 ---------------------------------------------------------------------------------------------------
Shares outstanding end
  of period                            589,422          558,507        2,508,132        3,088,231        2,825,965        2,042,400
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities           $           -    $           -    $  28,766,133    $  17,697,099    $   8,892,094    $  14,913,579
Proceeds from sales of
  securities                                 -                -       36,702,940       31,653,017        8,735,251       34,313,105
Purchases of long-term
  U.S. government securities     $   1,994,480    $   2,012,760                -                -                -                -
Proceeds from sales of
  long-term U.S. government
  securities                         3,500,000        2,515,675                -                -                -                -


----------------------------------------------------------------
                                        ICON SOUTH EUROPE
                                           REGION FUND
                                   YEAR ENDED       YEAR ENDED
                                  SEPTEMBER 30,    SEPTEMBER 30,
                                      2000             1999
----------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)     $      12,657    $     (42,796)
Net realized gain/(loss) from
  investment transactions             (645,939)        (563,610)
Net realized gain/(loss) from
  foreign currency translations        (29,669)         (42,002)
Changes in unrealized net
  appreciation or depreciation
  on securities and foreign
  currency translations                387,712        1,570,952
                                 -------------------------------
Net increase/(decrease) in net
  assets resulting from
  operations                          (275,239)         922,544
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income                                     -          (23,988)
Distributions in excess of
  net investment income                      -                -
Distributions from net
  capital gains                              -       (1,955,771)
Distributions in excess of
  net capital gains                          -                -
                                 -------------------------------
Net decrease from dividends
  and distributions                          -       (1,979,759)
FUND SHARE TRANSACTIONS:
Shares sold                         20,654,080       10,655,076
Reinvested dividends and
  distributions                              -        1,966,878
Shares repurchased                 (19,116,866)     (15,718,495)
                                 -------------------------------
Net increase (decrease) from
  fund share transactions            1,537,214       (3,096,541)
                                 -------------------------------
Total net increase (decrease)
  in net assets                      1,261,975       (4,153,756)
NET ASSETS:
Beginning of Period                  5,297,900        9,451,656
                                 -------------------------------
End of Period                    $   6,559,875    $   5,297,900
                                 -------------------------------
NET ASSETS CONSIST OF:
Paid in capital                  $   7,837,570    $   6,335,746
Accumulated undistributed net
  investment income/(loss)             (29,670)         (48,048)
Accumulated undistributed net
  realized gain/(loss) from
  investments                       (1,111,713)        (495,443)
Accumulated net realized
  gain/(loss) from foreign
  currency translations               (136,490)        (106,821)
Unrealized appreciation/
  (depreciation) on securities
  and foreign currency
  translations                             178         (387,534)
                                 -------------------------------
NET ASSETS                       $   6,559,875    $   5,297,900
                                 -------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                          1,955,300          870,190
Reinvested dividends and
  distributions                              -          172,231
Shares repurchased                  (1,831,932)      (1,315,265)
                                 -------------------------------
Net increase/(decrease)                123,368         (272,844)
                                 -------------------------------
Shares outstanding beginning
  of period                            523,653          796,497
                                 -------------------------------
Shares outstanding end
  of period                            647,021          523,653
PURCHASES AND SALES OF
INVESTMENT SECURITIES:
(excluding Short-Term
Securities)
Purchase of securities           $   5,370,972    $   5,451,829
Proceeds from sales of
  securities                         3,792,987       10,430,521
Purchases of long-term
  U.S. government securities                 -                -
Proceeds from sales of
  long-term U.S. government
  securities                                 -                -

ICON FUNDS    FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                          ICON
                                                                     MATERIALS FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                               SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                                 2000             1999             1998            1997(a)
                                             ---------------------------------------------------------------
Net asset value, beginning of period         $      7.31      $      6.58      $     10.90      $     10.00
Income from investment operations:
  Net investment income (loss)(x)                   0.03             0.02             0.02            (0.01)
Net gains (losses) on securities
  (both realized and unrealized)                   (0.85)            0.74            (4.08)            0.91
                                             ---------------------------------------------------------------
Total from investment operations                   (0.82)            0.76            (4.06)            0.90
Less:
  Dividends (from net investment income)               -            (0.03)               -                -
  Distributions in excess of net
    investment income                                  -                -                -                -
  Distributions (from net realized gains)              -                -            (0.26)               -
  Distributions in excess of net
    realized gains                                     -                -                -                -
                                             ---------------------------------------------------------------
Total dividends and distributions                      -            (0.03)           (0.26)               -
                                             ---------------------------------------------------------------
Net asset value, end of period               $      6.49      $      7.31      $      6.58      $     10.90
                                             ---------------------------------------------------------------
Total return                                      (11.22%)          11.65%          (37.45%)           9.00%
Net assets, end of period (in thousands)     $    18,162      $    26,373      $    17,318      $    50,251
Average net assets for the period
  (in thousands)                             $    23,620      $    17,145      $    27,117      $    45,001
Ratio of expenses to average net assets*            1.41%            1.45%            1.33%            1.45%
Ratio of net investment income to
  average net assets*                               0.42%            0.16%            0.08%           (0.24%)
Portfolio turnover rate                            91.76%          118.29%          106.70%           32.35%


(x) CALCULATED USING AVERAGE SHARE METHOD


*   ANNUALIZED FOR PERIODS LESS THAN A YEAR.

(a) FOR THE PERIOD MAY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(b) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(c) FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1998
(d) FOR THE PERIOD JULY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(e) FOR THE PERIOD FEBRUARY 24, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(f) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(g) FOR THE PERIOD FEBRUARY 19, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(h) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(i) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(j) FOR THE PERIOD FEBRUARY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(k) FOR THE PERIOD FEBRUARY 25, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(l) FOR THE PERIOD FEBRUARY 18, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997
(m) FOR THE PERIOD FEBRUARY 20, 1997 (COMMENCEMENT OF OPERATIONS) TO
    SEPTEMBER 30, 1997

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                       56


------------------------------------------------------------------------------------------------------------
                                                                      ICON CONSUMER
                                                                    DISCRETIONARY FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               SEPT. 30,        SEPT. 30,        SEPT. 30,       SEPT. 30,
                                                 2000             1999             1998           1997(b)
                                             ---------------------------------------------------------------
Net asset value, beginning of period         $      9.67      $      7.87      $     10.96      $     10.00
Income from investment operations:
  Net investment income (loss)(x)                  (0.02)               -            (0.01)           (0.01)
Net gains (losses) on securities
  (both realized and unrealized)                   (0.42)            2.04            (3.08)            0.97
                                             ---------------------------------------------------------------
Total from investment operations                   (0.44)            2.04            (3.09)            0.96
Less:
  Dividends (from net investment income)               -                -                -                -
  Distributions in excess of net
    investment income                                  -                -                -                -
  Distributions (from net realized gains)              -                -                -                -
  Distributions in excess of net
    realized gains                                     -            (0.24)               -                -
                                             ---------------------------------------------------------------
Total dividends and distributions                      -            (0.24)               -                -
                                             ---------------------------------------------------------------
Net asset value, end of period               $      9.23      $      9.67      $      7.87      $     10.96
                                             --------------------------------------------------------------
Total return                                       (4.55%)          25.78%          (28.26%)           9.60%
Net assets, end of period (in thousands)     $    40,894      $    54,351      $    49,003      $    20,916
Average net assets for the period
  (in thousands)                             $    46,245      $    58,294      $    39,883      $    19,876
Ratio of expenses to average net assets*            1.35%            1.35%            1.37%            1.89%
Ratio of net investment income to
  average net assets*                              (0.27%)          (0.46%)          (0.36%)          (0.67%)
Portfolio turnover rate                            88.44%           27.83%           72.42%            0.00%

------------------------------------------------------------------------------------------------------------
                                                                      ICON ENERGY
                                                                          FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               SEPT. 30,        SEPT. 30,        SEPT. 30,
                                                 2000             1999            1998(c)
                                             ------------------------------------------------
Net asset value, beginning of period         $      7.98     $      6.35        $   10.00
Income from investment operations:
  Net investment income (loss)(x)                   0.04            0.01             0.06
Net gains (losses) on securities
  (both realized and unrealized)                    5.17            1.69            (3.71)
                                             ------------------------------------------------
Total from investment operations                    5.21            1.70            (3.65)
Less:
  Dividends (from net investment income)               -           (0.05)               -
  Distributions in excess of net
    investment income                                  -           (0.02)               -
  Distributions (from net realized gains)              -               -                -
  Distributions in excess of net
    realized gains                                     -               -                -
                                             ------------------------------------------------
Total dividends and distributions                      -           (0.07)               -
                                             ------------------------------------------------
Net asset value, end of period               $     13.19     $      7.98        $    6.35
                                             ------------------------------------------------
Total return                                       65.29%          27.28%          (36.50%)
Net assets, end of period (in thousands)     $    44,294     $    19,230        $  12,335
Average net assets for the period
  (in thousands)                             $    29,564     $    13,801        $  21,128
Ratio of expenses to average net assets*            1.36%           1.45%            1.20%
Ratio of net investment income to
  average net assets*                               0.43%          (0.26%)           0.51%
Portfolio turnover rate                           123.70%          34.41%          112.62%

-------------------------------------------------------------------------------------------
                                                             ICON FINANCIAL
                                                                  FUND
                                            YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             SEPT. 30,          SEPT. 30,        SEPT. 30,        SEPT. 30,
                                               2000               1999             1998           1997(d)
                                         ------------------------------------------------------------------
Net asset value, beginning of period         $    8.99          $    9.37        $   10.51        $   10.00
Income from investment operations:
  Net investment income (loss)(x)                 0.11               0.02             0.04             0.01
Net gains (losses) on securities
  (both realized and unrealized)                  3.28               1.05            (1.14)            0.50
                                         ------------------------------------------------------------------
Total from investment operations                  3.39               1.07            (1.10)            0.51
Less:
  Dividends (from net investment income)             -              (0.04)           (0.01)               -
  Distributions in excess of net
    investment income                                -              (0.02)               -                -
  Distributions (from net realized gains)        (0.12)             (1.39)           (0.03)               -
  Distributions in excess of net
    realized gains                                   -                  -                -                -
                                         ------------------------------------------------------------------
Total dividends and distributions                (0.12)             (1.45)           (0.04)               -
                                         ------------------------------------------------------------------
Net asset value, end of period               $   12.26          $    8.99        $    9.37      $     10.51
                                         ------------------------------------------------------------------
Total return                                     38.14%             10.05%          (10.46%)           5.10%
Net assets, end of period (in thousands)     $ 100,404          $   5,483        $  17,211      $    32,237
Average net assets for the period
  (in thousands)                             $  43,690          $  10,415        $  28,304      $    29,803
Ratio of expenses to average net assets*          1.33%              1.58%            1.33%            1.70%
Ratio of net investment income to
  average net assets*                             1.14%              0.09%            0.35%            0.12%
Portfolio turnover rate                          28.99%             53.29%           87.68%            0.00%

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions per share, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in the schedule are the total return percentages for the Funds. Total return is the annual rate of return on an investment including appreciation and dividends and/or interest.

The next item in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchases or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

ICON FUNDS FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

-----------------------------------------------------------------------------------------------------
                                                                     ICON HEALTHCARE
                                                                           FUND


                                              YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                                               SEPT. 30,      SEPT. 30,     SEPT. 30,       SEPT. 30,
                                                 2000           1999          1998            1997(e)
                                             --------------------------------------------------------
Net asset value, beginning of period         $     7.98     $    11.39     $    11.78     $    10.00
Income from investment operations:
   Net investment income (loss)(x)                (0.08)             -           0.02          (0.04)
Net gains (losses) on securities
   (both realized and unrealized)                  4.34          (0.25)          0.35           1.82
                                             --------------------------------------------------------
Total from investment operations                   4.26          (0.25)          0.37           1.78
Less:
   Dividends (from net investment income)             -              -              -              -
   Distributions in excess of
       net investment income                          -              -              -              -
   Distributions (from net realized gains)        (0.31)         (3.16)         (0.76)             -
   Distributions in excess of net
       realized gains                                 -              -              -              -
                                             --------------------------------------------------------
Total dividends and distributions                 (0.31)         (3.16)         (0.76)             -
                                             --------------------------------------------------------
Net asset value, end of period               $    11.93     $     7.98     $    11.39     $    11.78
                                             --------------------------------------------------------
Total return                                      55.35%         (5.34%)         3.77%         17.80%
Net assets, end of period (in thousands)     $   49,066     $   24,550     $   31,153     $   77,307
Average net assets for the period
   (in thousands)                            $   38,688     $   29,272     $   56,620     $   59,164
Ratio of expenses to average net assets*           1.38%          1.40%          1.24%          1.45%
Ratio of net investment income to
   average net assets*                            (0.74%)        (0.83%)        (0.13%)        (0.80%)
Portfolio turnover rate                          115.05%         85.99%         52.16%         71.81%


-----------------------------------------------------------------------------------------------------
                                                                   ICON LEISURE
                                                            AND CONSUMER STAPLES FUND


                                              YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                              SEPT., 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                 2000           1999            1998         1997(f)
                                             --------------------------------------------------------
Net asset value, beginning of period         $    12.05     $    11.79     $    11.35     $    10.00
Income from investment operations:
   Net investment income (loss)(x)                 0.01           0.10           0.02          (0.01)
Net gains (losses) on securities
   (both realized and unrealized)                  0.25           1.61           0.45           1.36
                                             --------------------------------------------------------
Total from investment operations                   0.26           1.71           0.47           1.35
Less:
   Dividends (from net investment income)             -          (0.24)             -              -
   Distributions in excess of
       net investment income                          -          (0.03)             -              -
   Distributions (from net realized gains)        (1.85)         (1.18)         (0.03)             -
   Distributions in excess of net
       realized gains                             (1.22)             -              -              -
                                             --------------------------------------------------------
Total dividends and distributions                 (3.07)         (1.45)         (0.03)             -
                                             --------------------------------------------------------
Net asset value, end of period               $     9.24     $    12.05     $    11.79     $    11.35
                                             --------------------------------------------------------
Total return                                       5.27%         14.76%          4.18%         13.50%
Net assets, end of period (in thousands)     $    7,765     $   31,559     $   54,426     $   66,608
Average net assets for the period
   (in thousands)                            $   18,029     $   40,054     $   74,443     $   45,444
Ratio of expenses to average net assets*           1.51%          1.38%          1.30%          1.48%
Ratio of net investment income to
   average net assets*                             0.13%         (0.12%)         0.07%         (0.36%)
Portfolio turnover rate                           24.50%         49.22%         34.17%          2.52%


(x) CALCULATED USING AVERAGE SHARE METHOD.

* ANNUALIZED FOR PERIODS LESS THAN A YEAR.

a-m LEGENDS ARE AT BOTTOM OF PAGE 56

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
                                                                 ICON INFORMATION
                                                                  TECHNOLOGY FUND


                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                 2000           1999           1998          1997(g)
                                             --------------------------------------------------------
Net asset value, beginning of period         $    19.00     $     9.20     $    12.96     $    10.00
Income from investment operations:
   Net investment income (loss)(x)                (0.05)             -          (0.06)         (0.05)
Net gains (losses) on securities
   (both realized and unrealized)                  9.62          10.58          (3.31)          3.01
                                             --------------------------------------------------------
Total from investment operations                   9.57          10.58          (3.37)          2.96
Less:
   Dividends (from net investment income)             -              -              -              -
   Distributions in excess of
       net investment income                          -              -              -              -
   Distributions (from net realized gains)        (6.44)         (0.78)         (0.39)             -
   Distributions in excess of net
       realized gains                                 -              -              -              -
                                             --------------------------------------------------------
Total dividends and distributions                 (6.44)         (0.78)         (0.39)             -
                                             --------------------------------------------------------
Net asset value, end of period               $    22.13     $    19.00     $     9.20     $    12.96
                                             --------------------------------------------------------
Total return                                      59.24%        119.53%        (26.17%)       (29.60%)
Net assets, end of period (in thousands)     $   46,689     $   55,126     $   60,494     $   41,849
Average net assets for the period
   (in thousands)                            $   56,279     $   66,977     $   73,057     $   29,766
Ratio of expenses to average net assets*           1.35%          1.37%          1.31%          1.47%
Ratio of net investment income to
   average net assets*                            (0.23%)        (1.06%)        (0.99%)        (0.88%)
Portfolio turnover rate                          137.69%         31.75%         31.68%         44.57%


-----------------------------------------------------------------------------------------------------
                                                                      ICON TELECOMM &
                                                                      UTILITIES FUND


                                              YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                               SEPT. 30,        SEPT. 30,      SEPT. 30,       SEPT. 30,
                                                 2000             1999           1998           1997(h)
                                             --------------------------------------------------------
Net asset value, beginning of period         $    10.04     $    14.17     $    10.63     $    10.00
Income from investment operations:
   Net investment income (loss)(x)                 0.20           0.83           0.31           0.06
Net gains (losses) on securities
   (both realized and unrealized)                  0.99           1.18           3.28           0.57
                                             --------------------------------------------------------
Total from investment operations                   1.19           2.01           3.59           0.63
Less:
   Dividends (from net investment income)         (0.16)         (1.02)         (0.04)             -
   Distributions in excess of
       net investment income                          -              -              -              -
   Distributions (from net realized gains)        (2.94)         (5.12)         (0.01)             -
   Distributions in excess of net
       realized gains                                 -              -              -              -
                                             --------------------------------------------------------
Total dividends and distributions                 (3.10)         (6.14)         (0.05)             -
                                             --------------------------------------------------------
Net asset value, end of period               $     8.13     $    10.04     $    14.17     $    10.63
                                             --------------------------------------------------------
Total return                                      14.99%         15.25%         33.88%          6.30%
Net assets, end of period (in thousands)     $    8,619     $    7,129     $   23,749     $   20,422
Average net assets for the period
   (in thousands)                            $     7,231    $    9,825     $   36,698     $   19,230
Ratio of expenses to average net assets*           1.53%          1.59%          1.34%          1.91%
Ratio of net investment income to
   average net assets*                             2.43%          1.84%          2.12%          1.62%
Portfolio turnover rate                           41.86%         18.85%        155.72%          2.55%


-----------------------------------------------------------------------------------------------------
                                                                 ICON INDUSTRIALS
                                                                       FUND


                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                 2000           1999           1998          1997(i)
                                             --------------------------------------------------------
Net asset value, beginning of period         $    10.31      $    9.45     $    12.40      $   10.00
Income from investment operations:
   Net investment income (loss)(x)                 0.03           0.01           0.01              -
Net gains (losses) on securities
   (both realized and unrealized)                 (0.47)          1.63          (2.71)          2.40
                                             --------------------------------------------------------
Total from investment operations                  (0.44)          1.64          (2.70)          2.40
Less:
   Dividends (from net investment income)             -          (0.02)         (0.01)             -
   Distributions in excess of
       net investment income                          -              -              -              -
   Distributions (from net realized gains)        (0.80)         (0.76)         (0.24)             -
   Distributions in excess of net
       realized gains                                 -              -              -              -
                                             --------------------------------------------------------
Total dividends and distributions                 (0.80)         (0.78)         (0.25)             -
                                             --------------------------------------------------------
Net asset value, end of period               $     9.07     $    10.31     $     9.45     $    12.40
                                             --------------------------------------------------------
Total return                                      (4.32%)        16.89%        (22.08%)        24.00%
Net assets, end of period (in thousands)     $    22,068    $   21,004     $   11,318     $   22,531
Average net assets for the period
   (in thousands)                            $    21,220     $  24,387     $   17,975     $   19,459
Ratio of expenses to average net assets*           1.38%          1.41%          1.41%          1.61%
Ratio of net investment income to
   average net assets*                             0.34%          0.10%          0.08%         (0.04%)
Portfolio turnover rate                           72.90%         47.97%         10.62%         15.97%

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions per share, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in the schedule are the total return percentages for the Funds. Total return is the annual rate of return on an investment including appreciation and dividends and/or interest.

The next item in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

ICON FUNDS                                                  FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

-------------------------------------------------------------------------------------------------------------
                                                                     ICON SHORT-TERM
                                                                    FIXED INCOME FUND
                                              YEAR ENDED      YEAR ENDED          YEAR ENDED      YEAR ENDED
                                                SEPT. 30,      SEPT. 30,            SEPT. 30,       SEPT. 30,
                                                 2000            1999                1998          1997(j)
                                            -----------------------------------------------------------------
Net asset value, beginning of period        $      9.15     $      9.79        $     10.03      $     10.00
Income from investment operations:
  Net investment income (loss)(x)                  0.39            0.43               0.76             0.47
Net gains (losses) on securities
  (both realized and unrealized)                   0.02           (0.12)             (0.14)            0.03
Total from investment operations                   0.41            0.31               0.62             0.50
Less:
   Dividends (from net investment income)         (0.39)          (0.65)             (0.53)           (0.47)
   Distributions in excess of net
      investment income                               -               -                  -                -
   Distributions (from net realized gains)        (0.03)          (0.30)             (0.33)               -
   Distributions in excess of net
      realized gains                                  -               -                  -                -
Total dividends and distributions                 (0.42)          (0.95)             (0.86)           (0.47)
Net asset value, end of period              $      9.14     $      9.15        $      9.79      $     10.03
Total return                                       4.45%           3.54%              6.55%            3.18%
Net assets, end of period (in thousands)    $     5,386     $     5,111        $     5,350      $    81,382
Average net assets for the period
   (in thousands)                           $     5,367     $     4,658        $    17,542      $   128,897
Ratio of expenses to average net assets*           1.52%           1.06%(B)           0.11%+           1.10%
Ratio of net investment income to
  average net assets*                              4.16%           4.42%              5.66%            4.66%
Portfolio turnover rate                           53.26%          53.22%            163.75%          297.62%

(x) CALCULATED USING AVERAGE SHARE METHOD
* ANNUALIZED FOR PERIODS LESS THAN A YEAR.

a-m LEGENDS ARE AT BOTTOM OF PAGE 56

# INCLUDES REIMBURSEMENT FROM ADMINISTRATOR FOR FEES AND EXPENSES. IF THESE
  FEES AND EXPENSES HAD NOT BEEN REIMBURSED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.10% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.79%)

+ INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. IF THIS CHANGE HAD NOT
  BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.84% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%.

(B) INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.48% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE
  BEEN 4.00%.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------
                                                                     ICON ASIA
                                                                    REGION FUND
                                              YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                               SEPT. 30,       SEPT. 30,      SEPT. 30,        SEPT. 30,
                                                 2000            1999           1998          1997(k)
                                            -----------------------------------------------------------------
Net asset value, beginning of period        $     10.87     $      6.09     $      9.94      $     10.00
Income from investment operations:
  Net investment income (loss)(x)                  0.03           (0.01)          (0.04)          (0.01)
Net gains (losses) on securities
  (both realized and unrealized)                  (0.65)           4.79           (3.81)          (0.05)
Total from investment operations                  (0.62)           4.78           (3.85)          (0.06)
Less:
   Dividends (from net investment income)             -               -               -               -
   Distributions in excess of net
      investment income                               -               -               -               -
   Distributions (from net realized gains)            -               -               -               -
   Distributions in excess of net
      realized gains                                  -               -               -               -
Total dividends and distributions                     -               -               -               -
Net asset value, end of period              $     10.25     $     10.87     $      6.09     $      9.94
Total return                                      (5.70%)         78.49%         (38.73%)          (.60%)
Net assets, end of period (in thousands)    $    25,710     $    33,564     $    26,730     $    58,279
Average net assets for the period
   (in thousands)                           $    32,629     $    29,191     $    45,361     $    45,191
Ratio of expenses to average net assets*           1.53%           1.59%           1.65%           1.66%
Ratio of net investment income to
  average net assets*                              0.24%          (0.57%)         (0.45%)         (0.23%)
Portfolio turnover rate                          101.88%          62.82%          69.57%           0.00%

---------------------------------------------------------------------------------------------------------
                                                                    ICON N. EUROPE
                                                                      REGION FUND
                                              YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                               SEPT. 30,       SEPT. 30,      SEPT. 30,        SEPT. 30,
                                                 2000            1999           1998            1997(l)
                                            -------------------------------------------------------------
Net asset value, beginning of period        $     11.74     $     11.63     $     11.06     $     10.00
Income from investment operations:
  Net investment income (loss)(x)                  0.04           (0.05)          (0.02)           0.07
Net gains (losses) on securities
  (both realized and unrealized)                   1.21            1.51            0.79            0.99
Total from investment operations                   1.25            1.46            0.77            1.06
Less:
   Dividends (from net investment income)             -           (0.17)          (0.06)              -
   Distributions in excess of net
      investment income                               -               -               -               -
   Distributions (from net realized gains)        (1.20)          (1.18)          (0.14)              -
   Distributions in excess of net
      realized gains                                  -               -               -               -
Total dividends and distributions                 (1.20)          (1.35)          (0.20)              -
Net asset value, end of period              $     11.79     $     11.74     $     11.63     $     11.06
Total return                                      10.43%          12.78%           7.00%          10.60%
Net assets, end of period (in thousands)    $    33,315     $    23,971     $    39,726     $    49,947
Average net assets for the period
   (in thousands)                           $    29,412     $    30,993     $    49,406     $    36,212
Ratio of expenses to average net assets*           1.52%           1.59%           1.54%           1.66%
Ratio of net investment income to
  average net assets*                              0.30%           0.25%          (0.41%)          1.34%
Portfolio turnover rate                           34.24%          50.36%          57.84%          13.89%

--------------------------------------------------------------------------------------------------------
                                                                    ICON S. EUROPE
                                                                      REGION FUND
                                              YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                               SEPT. 30,       SEPT. 30,      SEPT. 30,        SEPT. 30,
                                                 2000            1999           1998           1997(m)
                                            -------------------------------------------------------------
Net asset value, beginning of period        $     10.12     $     11.87     $     11.90     $     10.00
Income from investment operations:
  Net investment income (loss)(x)                  0.02            0.02           (0.23)           0.10
Net gains (losses) on securities
  (both realized and unrealized)                  (0.00)           1.06            0.93            1.80
Total from investment operations                   0.02            1.08            0.70            1.90
Less:
   Dividends (from net investment income)             -               -           (0.07)              -
   Distributions in excess of net
      investment income                               -           (0.03)              -               -
   Distributions (from net realized gains)            -           (2.80)          (0.66)              -
   Distributions in excess of net
      realized gains                                  -               -               -               -
Total dividends and distributions                     -           (2.83)          (0.73)              -
Net asset value, end of period              $     10.14     $     10.12     $     11.87           11.90
Total return                                       0.20%           6.41%           6.11%          19.00%
Net assets, end of period (in thousands)    $     6,560     $     5,298     $     9,452     $    21,088
Average net assets for the period
   (in thousands)                           $     7,109     $     8,107     $    20,263     $    15,055
Ratio of expenses to average net assets*           1.80%           1.81%           1.56%#          1.69%
Ratio of net investment income to
  average net assets*                              0.18%          (0.53%)         (0.26%)#         1.92%
Portfolio turnover rate                           62.17%          70.65%         113.55%           7.29%


AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions per share, assets in the Fund, expense ratios and portfolio turnover.

The First line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in the schedule are the total return percentages for the Funds. Total return is the annual rate of return on an investment including appreciation and dividends and/or interest.

The next item in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchases or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

ICON FUNDS     NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Materials Fund (Materials Fund, formerly the ICON Basic Materials
Fund), ICON Consumer Discretionary Fund (Discretionary Fund, formerly the ICON Consumer Cyclicals Fund), ICON Energy Fund (Energy Fund), ICON Financial Fund, (Financial Fund, formerly the ICON Financial Services Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure and Consumer Staples Fund (Leisure and Consumer Staples Fund, formerly the ICON Leisure Fund), ICON Information Technology Fund (Information Technology Fund), (formerly the ICON Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Industrials Fund (Industrials Fund, formerly the ICON Transportation
Fund)-(collectively, the Domestic Funds), ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds). The Funds are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. At September 30, 2000, the Trust has fourteen funds (of which twelve are currently in operation) that invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund that invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS.

The International Funds enter into short term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time and an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss

--------------------------------------------------------------------------------

incurred by the Fund upon the sale of securities is included in the Statements of Operations.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

EXPENSES.

Expenses which cannot be directly attributed to a Fund are apportioned between all Funds based upon relative net assets.

DEFERRED ORGANIZATIONAL COSTS.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in the market.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

DOMESTIC AND INTERNATIONAL FUNDS

As the Funds' investment advisor, Meridian Investment Management Corporation (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

SHORT-TERM FIXED INCOME FUND

As the Fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

Firstar Mutual Fund Services, LLC and Firstar Bank of Milwaukee (Firstar) provides domestic custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million of average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES

The Funds have entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

During the year ended September 30, 2000, pursuant to discussions with the Board of Trustees, the advisor reimbursed the ICON Information Technology Fund $18,605, as a result of a trading error in connection with a portfolio transaction. The amount is reflected in the Statement of Operations.

--------------------------------------------------------------------------------
3.   FEDERAL INCOME TAX.

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, capital loss carry forwards and deemed distributions on redemptions.

Net capital loss carryovers expire in 2007 and 2008. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders. Capital loss carryforwards used during the year ended September 30, 2000 were $1,605,236 for the ICON Energy Fund, $6,010,373 for the ICON Asia Region Fund and $39,533 for the ICON South Europe Region Fund.

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes, the net capital loss carryovers, and post October loss deferrals as of September 30, 2000, are as follows

FUND                             FEDERAL TAX      UNREALIZED      UNREALIZED    NET APPRECIATION   NET CAPITAL    POST OCTOBER
                                     COST        APPRECIATION   (DEPRECIATION)  (DEPRECIATION)   LOSS CARRYOVERS  LOSS DEFERRAL
-------------------------------------------------------------------------------------------------------------------------------
ICON Materials Fund              $ 18,182,655    $  1,842,819    $ (2,497,596)    $   (654,777)    $ 11,023,212    $  2,628,539
ICON Consumer
  Discretionary Fund             $ 45,380,747    $  3,016,774    $ (7,461,153)    $ (4,444,379)    $  4,699,701    $          -
ICON Energy Fund                 $ 38,741,494    $  5,586,384    $   (870,816)    $  4,715,568     $          -    $          -
ICON Financial Fund              $ 81,648,635    $ 18,804,858    $   (751,231)    $ 18,053,627     $          -    $    932,353
ICON Healthcare Fund             $ 43,284,327    $ 10,366,202    $ (4,477,349)    $  5,888,853     $          -    $          -
ICON Leisure and Consumer
  Staples Fund                   $  7,868,987    $  1,009,881    $ (1,097,616)    $    (87,735)    $          -    $  3,200,579
ICON Information
  Technology Fund                $ 44,126,642    $  7,800,775    $ (4,773,399)    $  3,027,376     $          -    $          -
ICON Telecommunication and
  Utilities Fund                 $  7,753,978    $  1,317,451    $   (486,649)    $    830,808     $          -    $          -
ICON Industrials Fund            $ 22,034,739    $  3,011,429    $ (2,962,574)    $     48,855     $          -    $  2,378,421
ICON Short Term Fixed
  Income Fund                    $  3,845,907    $          -    $     (8,236)    $     (8,236)    $          -    $          -
ICON Asia Region Fund            $ 35,149,632    $  2,781,310    $ (1,524,636)    $  1,256,674     $  4,231,426    $          -
ICON North Europe Region Fund    $ 27,403,854    $  4,976,862    $ (1,440,675)    $  3,536,187     $          -    $     72,400
ICON South Europe Region Fund    $  6,421,780    $    398,494    $   (390,455)    $      8,039     $    599,918    $    645,940

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided this benefit.

The amount of this benefit is identified as due to redeemed shareholders in the Statement of Assets and Liabilities. This was accounted for as a change in accounting estimate and adjusted for as of September 30, 1998.

During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539, which was paid to shareholders in the year ended September 30, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of the ICON Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the ICON Funds (the "Funds") at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
November 10, 2000

ICON FUNDS

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
For the fiscal year ended September 30, 2000, the following fiscal year distributions were considered long-term gains:

ICON Energy Fund              $   858,246

ICON Financial Fund           $    73,563

ICON Healthcare Fund          $ 2,068,641

ICON Leisure Fund             $ 6,992,589

ICON Technology Fund          $31,569,799

ICON Industrial Fund          $    59,440

ICON Telecommunication
  Utilities Fund              $   269,653

ICON Short Term-Fixed
Income Fund                   $    18,214

ICON North Europe Region      $ 2,406,446
Fund

                This page has been intentionally left blank.

                This page has been intentionally left blank.

[LOGO OF ICON FUNDS]

For more information on ICON Funds, contact us at:

Toll-Free:    (888) 389-ICON
Facsimile:    (303) 790-8246
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, Colorado  80112
DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD
-C- 2000 ICON Funds      11/30/00